SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                             CHELL GROUP CORPORATION
                (Name of Registrant as Specified In Its Charter)

                             CHELL GROUP CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|      No Fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)    Title of each class of securities to which transaction applies:
            _______________
      2)    Aggregate number of securities to which transaction applies:
            _____________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction: _______________
      5)    Total fee paid: _____________________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid: ___________
      2)    Form, Schedule or Registration Statement No: _____________
      3)    Filing Party: ___________
      4)    Date Filed: ____________

                             CHELL GROUP CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 28, 2002

To the Shareholders of Chell Group Corporation:

      NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Chell Group Corporation, a New York corporation, will be held at 10:00 a.m., local time, on June 28, 2002, at the offices of the company, 14 Meteor Drive, Toronto, Ontario, Canada M9W 1A4, for the following purposes:

      1. To elect a seven member Board of Directors to serve until the next Annual Meeting of Shareholders of the company or until their successors are duly elected and qualified;

      2. To authorize the issuance of shares of the company's common stock upon the conversion of notes issued pursuant to an 8% convertible promissory notes private offering which was conducted by the company;

      3. To authorize the issuance of shares of the company's common stock pursuant to a Share Purchase Agreement dated December 13, 2001 by and among the company, Chell Merchant Capital Group, Inc., Logicorp Data Systems Ltd., Logicorp Service Group Ltd., and the individuals and entities which own all of the issued and outstanding shares of Logicorp Data Systems and Logicorp Service Group and to ratify the transaction contemplated by the Share Purchase Agreement;

      4. To authorize the issuance of shares of the company's common stock upon the conversion of shares of the company's preferred stock issued pursuant to a Securities Exchange Agreement dated February 6, 2002 by and between the company and The Shaar Fund Ltd. and to ratify the transaction contemplated by the Securities Exchange Agreement;

      5. To authorize the issuance of shares of the company's common stock upon the conversion of shares of the company's preferred stock issued pursuant to a Securities Exchange Agreement dated February 6, 2002 by and between the Company and Triton Private Equities Fund, L.P. and to ratify the transaction contemplated by the Securities Exchange Agreement;

      6. To authorize the issuance of shares of the company's common stock pursuant to the the conversion of a promissory note issued to Canadian Advantage Limited Partnership in the principal amount of $1,365,100 and the conversion of a promissory note issued to Advantage Bermuda Limited Partnership in the principal amount of $504,900;

      7. To authorize the increase in the number of shares of the company's common stock authorized for issuance by the company from 50,000,000 to 75,000,0000;

      8. To ratify the Board of Directors' selection of Lazar Levine & Felix LLP as the auditors for the company for the 2002 fiscal year; and

      9. To consider and transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

      In accordance with the provisions of the company's By-laws, the Board of Directors has fixed the close of business on June 6, 2002 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the meeting and any adjournments thereof.

Dated: June 7, 2002                          By Order of the Board of Directors,


                                             /s/ Mark Truman
                                             Mark Truman, Secretary

SHAREHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

      It is desirable that as many shareholders as possible be represented, in person or by proxy, at the annual meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the annual meeting.

                             CHELL GROUP CORPORATION
                14 Meteor Drive, Toronto, Ontario, Canada M9W 1A4

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                                  June 28, 2002

      This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Chell Group Corporation for use at the company's annual meeting of shareholders to be held on June 28, 2002, and at any adjournment thereof.

      The meeting will be held at 10:00 a.m., local time, on June 28, 2002, at the offices of the company, 14 Meteor Drive, Toronto, Ontario, Canada M9W 1A4

      We are first mailing this proxy statement and accompanying forms of proxy and voting instructions on or about June 7, 2002 to holders of shares of the company's common stock as of June 6, 2002, the record date for this meeting.

Proxies and Voting Procedures

      Solicitation of proxies may be made personally, or by telephone or telegraph, by regularly employed officers and other employees of the company, who will receive no additional compensation for such solicitation. The cost of soliciting proxies will be borne by the company which may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses in the additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name, but in the name of such banks or brokerage houses.

      All shares represented at the annual meeting by proxies will be voted provided that such proxies are properly signed and dated. In instances where a choice is indicated, the shares represented will be voted in accordance with the specifications so made. In instances where no specifications are made, the shares represented will be voted as the Board of Directors recommends.

      Any shareholder executing and returning a proxy has the power to revoke such proxy at any time prior to the voting thereof by: (A) providing written notice to the Secretary of the company at the Company's headquarters, which notice is delivered prior to the commencement of the meeting, (B) providing a signed proxy bearing a later date, or (C) appearing in person and voting at the meeting.

Voting Securities

      Shareholders of record at the close of business on June 6, 2002, are entitled to notice of and to vote at the meeting. On June 6, 2002, there were _________ common shares issued and outstanding. Each of such shares of common stock is entitled to one vote upon all matters to be acted upon at the meeting.

      On February 8, 2002 the company issued 454,545 shares of non-voting Series B Convertible Preferred Stock, par value $.01 per share, to The Shaar Fund Ltd. (389,610 shares) and to Triton Private Equities Fund L.P. (64,935 shares). Holders of Series B Convertible Preferred Stock are not entitled to vote at the Annual Meeting.

Quorum and Required Vote - Election of Directors and Shareholder Proposals

      The holders of a majority of the outstanding votes (i.e., _______ votes) shall constitute a quorum, which is necessary for the transaction of business at the meeting.

      In accordance with the company's Certificate of Incorporation and By-laws, and applicable law, a plurality of the votes cast is required for the election of Directors (i.e. the nominees receiving the greatest number of votes will be elected). Abstentions are not counted for purposes of the election of Directors.

      With respect to the shareholder proposals and all other matters (other than the election of Directors) upon which holders of the company's common shares are entitled to vote, the affirmative vote of the holders of a majority of shares of common stock, present and in person or represented by proxy and entitled to vote. is required. An abstention is counted as a vote against all matters on which holders of the company's common shares are entitled to vote at the meeting (other than the election of Directors).

Copy of Annual Report to Shareholders

      A copy of the Annual Report on Form 10-K of the company for the fiscal year ended August 31, 2001, including financial statements, is being mailed concurrently herewith (on or about June 7, 2002) to all shareholders of record at the close of business on June 6, 2002 and is incorporated by reference herein.

                                 STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners

      The following table lists those persons or groups known to the company to be the beneficial owner of more than 5% of the company's common stock:

                                                                     Percentage
Name and Address(1)                               Common Stock      of Class (2)
---------------------                             ------------      ------------

Chell.com Ltd.                         (3)           3,347,271          14.9%
114, 1215-- 13th Street S.E.
Calgary, Alberta T2G 3J4

Cameron Chell (President               (4)           3,430,971          15.3%
and Chief Executive Officer)

Canadian Advantage Limited
Partnership                            (5)           2,086,009           9.3%
c/o Thomson Kernaghan & Co. Limited
120 Adelaide Street West, Suite 1800
Toronto Ontario M5H 1T1

Michael J. Rice (Director)             (6)           1,700,000           7.6%

(1) Unless otherwise stated, the address of the directors and executive officers of the corporation is c/o Chell Group Corporation, 14 Meteor Drive, Toronto, Ontario, Canada M9W 1A4.

(2) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined, upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and which are exercisable within such 60-day period, have been exercised. The percentages reflected in this table assume the approval of the issuance of shares of the company's common stock pursuant to the Logicorp transaction, the issuance of shares of the company's common stock pursuant to the conversion of the 8% convertible promissory notes and the issuance of shares of the company's common stock pursuant to the conversion of two promissory notes issued by the company.

(3) Cameron Chell is the sole director and shareholder of Chell.com Ltd.

(4) Includes 3,347,271 Common Shares held by Chell.com Ltd. Does not include the issuance of options to purchase 5,000,000 shares of our common stock, the granting of which is subject to conditions which have not been met as of the date hereof.

(5) Excludes options to purchase 33,500 shares of the company's common stock. Includes 442,145 shares to be issued upon shareholder approval at the meeting.

Shares Held By Directors and Named Executive Officers

The following table contains information regarding the beneficial ownership of shares of the company's common stock as of June 6, 2002 by the company's directors and named executive officers* :

                                                                    Amount & Nature        Percentage
Name and Address(1)                                             of Beneficial Ownership   of Class (2)
-------------------                                             -----------------------   ------------
Cameron Chell (President                          (3)                         3,430,971           15.3%
and Chief Executive Officer)
Gordon Herman (Director)                          (4)                           332,236            1.5%
David Bolink  (Director)                          (5)                           311,411            1.4%
Don Pagnutti (Director, Vice-President-           (6)                           187,500            0.8%
Finance,and Chief Financial Officer)
Michael J. Rice (Director)                                                    1,700,000            7.6%
Adrian Towning (Director)                         (7)                           150,000            0.7%
Robert Stone (Director)                           (8)                           150,000            0.7%
Shelley Singhal (Director)                                                            0            0.0%

All directors and executive officers as a group                               6,262,118           27.3%
8 persons (9)

(1) Unless otherwise stated, the address of the directors and executive officers of the corporation is c/o Chell Group Corporation, 14 Meteor Drive, Toronto, Ontario, Canada M9W 1A4.

(2) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined, upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and which are exercisable within such 60-day period, have been exercised. The percentages reflected in this table assume the approval of the issuance of shares of the company's common stock pursuant to the Logicorp transaction, the issuance of shares of the company's common stock pursuant to the conversion of the 8% convertible promissory notes and the issuance of shares of the company's common stock pursuant to the conversion of two promissory notes issued by the company.

----------
* The term named executive officers includes all persons who served as Chief Executive Officer of the company at any time during the company's fiscal year ended August 31, 2001 (the "2001 Fiscal Year") and the four highest paid individuals whose total compensation exceeded $100,000 for the 2001 Fiscal Year and who were serving as executive officers of the company at the end of the 2001 Fiscal Year

(3) Includes 3,347,271 Common Shares held by Chell.com Ltd. Does not include the issuance of options to purchase 5,000,000 shares of our common stock, the granting of which is subject to conditions which have not been met as of the date hereof.

(4) Represents the vested portion of an option from Chell.com Ltd. held by Mr. Herman to purchase 332,236 of our shares which are currently owned by Chell.com Ltd.

(5) Represents the vested portion of an option from Chell.com Ltd. held by Mr. Bolink to purchase 311,411 of our shares which are currently owned by Chell.com Ltd.

(6) Represents options, which have vested and are available for exercise.

(7) Represents options, which have vested and are available for exercise.

(8) Includes 100,000 options, which have vested and are available for exercise.

(9) This percentage of stock ownership by directors and executive officers was calculated as a percentage of our total outstanding common stock, which was _______ on June 6, 2002 and the applicable outstanding options held by certain Officers and Directors in the aggregate of 487,450, which for purposes of this footnote does not include options held by Messrs. Bolink and Herman which are described in footnotes 6 and 7 above. Our total outstanding common stock includes 5,355,000 shares of the company's wholly-owned subsidiary, Chell Merchant Capital Group, which are exchangeable into shares of the company's common stock which will be held in escrow until shareholder approval of the issuance of such shares with respect to the Logicorp transaction. Such shares do not have voting power while held in escrow.

      Chell.com Ltd., the company's largest shareholder, which is 100% owned by Cameron Chell, the company's President and Chief Executive Officer, recently sold certain of its beneficially owned shares of the company's common stock. As a result of such sales, Mr. Chell currently beneficially owns approximately 27.9% of the issued and outstanding shares of the company's common stock. This calculation does not include (i) the exchangeable shares of the company's wholly-owned subsidiary, Chell Merchant Capital Group, which are exchangeable into shares of the company's common stock which will be held in escrow until shareholder approval of the issuance of such shares with respect to the Logicorp transaction, which do not have voting power while held in escrow (ii) the issuance of shares of the company's common stock pursuant to the conversion of the 8% convertible promissory notes and (iii) the issuance of shares of the company's common stock pursuant to the conversion of two promissory notes issued by the company. One sale of 1,700,000 shares of the company's common stock was to Mr. Michael Rice, a Director of the company. Mr. Rice has given Mr. Chell an irrevocable proxy to vote as proxy all of Mr. Rice's shares of the company for the approval of the items being presented to the shareholders for approval at the meeting. In addition, Canadian Advantage Limited Partnership, a substantial shareholder of the company(1), has given Don Pagnutti, Chief Financial Officer and a Director of the company an irrevocable proxy to vote as proxy all of Canadian Advantage Limited Partnership's shares of the company for the approval of the items being presented to the shareholders for approval at the meeting. Lastly, Advantage Bermuda Fund Limited(2) has

----------
(1) As of April 17, 2002, CALP beneficially holds 1,381,064 shares of the Company's common stock which excludes 442,145 shares of the Company's common stock which will be issued upon shareholder approval.

(2) As of April 17, 2002, ABFL beneficially holds 510,804 shares of the Company's common stock, which excludes 163,533 shares of the Company's common stock which will be issued upon shareholder approval.

given Mr. Pagnutti an irrevocable proxy to vote as proxy all of ABFL's shares of the company for the approval of the items being presented to the shareholders for approval at the meeting. Together with Mr. Chell's voting power, the Proxies provide approval of approximately 56.4% of the issued and outstanding shares of common stock, ensuring shareholder approval of the items being presented to the shareholders at the meeting.

ELECTION OF DIRECTORS

      The individuals named in the enclosed form of proxy will vote, if so authorized, FOR the persons named below as directors of the company, each of whom has served as a director of the company for the periods indicated. Each such person is to be elected to hold office until the next succeeding annual meeting of shareholders and until his successor is duly elected and qualified. Management of the company is not aware of any reason why any of the nominees will not be able to serve. If a nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may, in their sole discretion, vote FOR such substitute nominee that the present Board of Directors may recommend.

                                                                        Director
Name                  Age     Principal Positions with the Company      Since
-------               ---     ------------------------------------      --------

Cameron Chell         33      President and                             N/A
                              Chief Executive Officer
Don Pagnutti          51      Director, Vice President-Finance,         2000
                              Chief Financial Officer
Adrian P. Towning     57      Director                                  1994
David Bolink          33      Director                                  2000
Gordon Herman         43      Director                                  2000
Robert Stone          58      Director                                  2000
Shelley Singhal       34      Director                                  2001
Michael J. Rice       35      Director                                  2002

      Cameron Chell is our President and Chief Executive Officer and is the Chairman and Chief Executive Officer of Chell.com Ltd. Mr. Chell was a director on our board from October 2000 until April 2002. Mr. Chell is a founder of the ASP Consortium and FutureLink Corp., a company formerly listed on NASDAQ under the trading symbol "FTRL". He served as FutureLink's President, CEO and Chairman from 1997 to 1999. In April 2001, FutureLink filed for the protections of Chapter 11 bankruptcy reorganization. Mr. Chell is also a former Director and Shareholder of VC Advantage Limited, the general partner of VC Advantage Fund Limited Partnership. Mr. Chell is a Director and founder of C MeRun Corp. and is a cofounder of JAWS Technologies Inc., a company which is quoted on the "Pink Sheets" and a provider of information security consulting services and software solutions. Mr. Chell is also the Chairman of the Board of Directors of cDemo. Previously, Mr. Chell worked in corporate finance in the private sector. Mr. Chell worked as a stockbroker at McDermid St. Lawrence Securities Ltd. from 1994 to 1997. On November 6, 1998, Mr. Chell entered into a Settlement Agreement with the Alberta Stock Exchange to resolve a pending investigation into alleged breaches by Mr. Chell of Alberta Stock Exchange rules and bylaws. As part of the Settlement Agreement, (i) Mr. Chell acknowledged that he had breached certain duties of supervision, disclosure, or compliance in connection with various offers and sales of securities and (ii) Mr. Chell was prohibited from receiving Alberta Stock Exchange approval for a five year period, subjected to a Cdn$25,000 fine and a three year period of enhanced supervision.

      Gordon Herman was a Senior Managing Director of Chell Merchant Capital Group from September 2000 to January 19, 2001 and currently has oversight of our acquisition team operations. He is also currently the Chairman/President of Madison Companies Ltd., a company listed on the Canadian Venture Exchange Inc., which focuses on acquiring small to medium sized facilities management companies since 1997. From 1992 to 1998, Mr. Herman was the President/owner of various publicly held Canadian insurance companies. From 1988 to 1992, Mr. Herman was the President of General Electric Capital Canada Leasing Inc., Canadian Operations (Canadian Subsidiary of General Electric).

      Don Pagnutti was appointed our Vice President, Finance on September 19, 2000. Mr. Pagnutti has been our Chief Financial Officer since September 1998, and has been our Executive Vice President and Chief Operations Officer since September 1997. From 1996 to 1997, he worked for Sullivan Entertainment Inc., as Executive Vice President and Chief Financial Officer. From 1980 to 1996, he worked for Telemedia Communications Ltd., a large Canadian media company as Vice President, Radio. Mr. Pagnutti is a Chartered Accountant and has a Masters Degree in Business Administration and a Bachelor of Commerce Degree from the University of Toronto.

      David Bolink was a Managing Director of Chell Merchant Capital Group from September 2000 to January 19, 2001 and served as Chell.com. Ltd.'s first President from December 1999 to July 2000. Mr. Bolink is currently Vice-President of Business Development at Engyro, Inc. Mr. Bolink served as Director of Business Management of FutureLink Distribution Corp., an application service provider and a provider of server-based computing services, from May 1998 to December 1999. Mr. Bolink also served as Business Manager of Edmonton Society for Christian Education from May 1996 to May 1998. From February 1989 to May 1996, Mr. Bolink served as Asset Manager of Wilson Holdings, a property and financial management company.

      Adrian Towning is a private, independent investor in several companies involved in the communications industry. As a result of his investments, he has served as a director of some of these companies, including Medical Communications Corporation, which we refer to as MCC, from 1994 to July 1996. On May 14, 1996, MCC filed a petition under Chapter 7 of the United States Bankruptcy Code and the Bankruptcy Court appointed a Trustee of MCC on July 11, 1996. On July 16, 1996, MCC was dissolved. From 1983 to 1989, he established and managed Anglo-Massachusetts Investments Incorporated, with offices in Boston and London, which was involved in providing financial advice to Europeans.

      Robert Stone graduated with the degree of Bachelor of Science from the University of Toronto in 1964. From 1973 until 1997 Mr. Stone served in various capacities with Cominco Ltd., a company listed on the Toronto Stock Exchange, which we refer to as TSE, and the American Stock Exchange, which we refer to as AMEX, being the Vice-President, Finance and Chief Financial Officer of that company from 1980 until 1997. From 1969 until 1973 Mr. Stone was the Director of Finance of Great Northern Capital Corporation. From 1964 until 1969 Mr. Stone worked with Clarkson Gordon, Chartered Accountants, receiving his Chartered Accountant designation in 1967. Mr. Stone currently serves as a director of a number of companies including: Boliden Limited, a company listed on the TSE ; Golden Star Resources Ltd., a company listed on the TSE and listed on AMEX; Mainsborne Communications International Inc.; Manhatten Minerals Corp., a company listed on the TSE; Mr. Stone is also a former director of Agrium Inc., a company listed on the New York Stock Exchange and the TSE ; Cominco Ltd.; Global Stone Corporation; Pine Point Mines Ltd.; TVI Pacific Inc., a company listed on the TSE and Canadian Venture Exchange Inc.; and United Bolero Development Corp., a company listed on the Canadian Venture Exchange Inc.; Union Bank of Switzerland and West Kootenay Power & Light Company.

      Shelly Singhal has been a director on our board of directors since 2001. Since December 2001, Mr. Singhal has been the President of vFinance Capital, a private merchant banking concern providing investment opportunities to corporations and high net worth individuals through equity investments in emerging companies. From June 2001 until November of 2001, Mr. Singhal was Managing Director of Technology Investment Banking for SBI E2-Capital (USA) Inc. From November 2000 until May 2001 he was Managing Director of Technology Investment Banking for BlueStone Capital Securities, Inc. From July of 1995 until August 2000, Mr. Singhal was Managing Director of Corporate Finance at Roth Capital Partners where he was head of the E-Commerce Group and Manager of the Roth Capital Partners Bridge Fund.

      Michael J. Rice has been a Director since March 2002. Mr. Rice is the Executive Director of the Retail Branch System within Prudential Securities' Private Client Group, serving in this position since November 2000. In his current role, Mr. Rice also sits on several of Prudential Securities' Leadership and Business Review Committees that include the New Product Group, Investments, Investment Management, and Public Finance. Mr. Rice joined Prudential Securities in October 1997 as Senior Vice President and Director of Strategic Business Initiatives. Prior to joining Prudential Securities, Mr. Rice was a Vice President and Branch Manager for Smith Barney in New York City. He is an Advisory Board member of NYC2012, the nonprofit group leading the initiative to bring the 2012 Olympic Games to New York City. He is also a member of the Financial Management Division of the Securities Industry Association. Mr. Rice holds an undergraduate degree from Georgetown University and an M.B.A. from The Wharton School at The University of Pennsylvania.

Board Committees and Attendance Records

      The company's Audit and Compensation Committee currently consists of Messrs. Adrian Towning and Robert Stone. Neither Mr. Towning nor Mr. Stone is an officer or employee of the company and neither has served in such capacities with the company in the past.

      During the 2001 Fiscal Year, there were fourteen formal meetings of the Board of Directors of the company. The following chart outlines the directors of the company during the 2001 fiscal year, how many of the formal meetings they were eligible to attend, and how many they attended.

                             Eligible
      Board Member           Meetings       Attended
      ------------           --------       --------
      Cameron Chell               14             14

      Don Pagnutti                14             14

      David Bolink                14             11

      Adrian Towning              14             12

      Gordon Herman               14             12

      Robert Stone                14             14

      Shelley Singhal              1              1

      Michael J. Rice            N/A(3)         N/A

----------
(3) Became a director of the Company after the end of the fiscal year ended August 31, 2001.

Audit Committee Report

      The Board of Directors maintains an Audit Committee comprised of two of the company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc., which governs audit committee composition, Rule 310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

      In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A to our proxy statement for our annual shareholder's meeting in 2001), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility with respect to the quality and integrity of the accounting, auditing and financial reporting practices of the company. In discharging its oversight responsibilities with respect to the audit process, the Audit Committee:

      (1) reviewed and discussed the audited financial statements with management;

      (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

      (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

      Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended August 31, 2001, as filed with the Securities and Exchange Commission.

Compensation Committee Report

      Proxy disclosure rules require the company to report certain relationships involving the company in which members of the company's compensation committee have a direct or indirect material interest. Also required is disclosure of interlocking relationships among the company's compensation committee members and those executive officers of the company, if any, who also serve as members of the company's compensation committee or executive officers at other companies. The purpose of these requirements is to allow shareholders to assess the independence of the company's compensation committee members in making executive compensation decisions and recommendations.

Formation

      The company's compensation committee was formed on September 8, 2000 and its mandate is to assist the Board in the discharge of its fiduciary responsibilities relating to the fair and competitive compensation of the employees of the company, including: (i) the review and approval of the company's compensation philosophy; (ii) the review and approval of compensation programs, plans and awards; and (iii) administration of the company's short and long-term incentive plans and other stock or stock-based plans, and; (iv) to issue an annual report on executive compensation.

Insider Participation and Interlocks

      Although the company has had transactions with companies and firms with which certain members of the company's compensation committee are, or at some point during fiscal year 2001 were, affiliated as an officer and/or director, there are no such relationships in which members of the company's compensation committee have a direct or indirect material interest. In addition, there are no interlocking relationships of the nature described above involving members of the company's compensation committee.

Director and Executive Compensation

      Existing executive compensation agreements were entered into prior to the formation of the company's compensation committee. For information with respect to these agreements, please see "Employment Contracts with Named Executive Officers".

      On December 11, 2000, the Board of Directors ratified the company's compensation committee 's proposed compensation plan for outside directors. Please see "Directors Remuneration".

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
                   THE ABOVE-LISTED SLATE OF DIRECTOR-NOMINEES


    THE AUTHORIZATION OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK
             PURSUANT TO THE CONVERSION OF THE 8% CONVERTIBLE NOTES
                    WHICH WERE ISSUED IN THE PRIVATE OFFERING

Pursuant to a Private Placement Memorandum, dated December 1, 2001, the company conducted an offering to raise a maximum of US$8,000,000, consisting of 8% promissory notes which were convertible into shares of common stock. The 8% convertible promissory notes offering has closed. Pursuant to such offering, the company raised $4,154,880 in convertible debt. All of the investors in the 8% promissory notes offering have voluntarily converted their promissory notes, including accrued interest, into shares of the company's common stock, to be issued upon shareholder approval. Such conversion will result in the issuance of 4,373,558 shares of the company's common stock, which represents approximately 18.8% of the company's issued and outstanding shares of common stock as of April 24, 2002. Such percentage assumes the approval of the issuance of shares of the company's common stock pursuant to the Logicorp transaction, the issuance of shares of the company's common stock pursuant to the conversion of the 8% convertible promissory notes and the issuance of shares of the company's common stock pursuant to the conversion of two promissory notes issued by the company.

      The company financed the acquisition of Logicorp in part by using the proceeds which were obtained from the 8% convertible promissory notes offering. The net proceeds from such offering were also used for debt repayment, a merger fee to the placement agent of such offering, and will be used for working capital and expenses.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION
             OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO THE CONVERSION OF 8% CONVERTIBLE NOTES THAT
                  WERE ISSUED IN THE COMPANY'S PRIVATE OFFERING

    THE AUTHORIZATION OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK
       PURSUANT TO THE SHARE PURCHASE AGREEMENT BY AND AMONG THE COMPANY, CHELL MERCHANT CAPITAL GROUP, INC., LOGICORP DATA SYSTEMS LTD., AND LOGICORP
        SERVICE GROUP LTD. AND RATIFICATION OF THE TRANSACTION PURSUANT
                         TO THE SHARE PURCHASE AGREEMENT

      Chell Merchant Capital Group, Inc., a wholly owned subsidiary of the company, has entered into a Share Purchase Agreement with Logicorp Data Systems Ltd., Logicorp Service Group and the individuals and entities which own all of the issued and outstanding shares of Logicorp Data Systems and Logicorp Service Group, together with 123557 ALBERTA LTD. and 591360 ALBERTA LTD., which own one-third of the shares of Logicorp Data Systems and Logicorp Service Group, respectively, a copy of which, without schedules thereto, is attached hereto as Exhibit "A".(4) Pursuant to said agreement, the company has purchased all of the issued and outstanding shares of Logicorp Data Systems and Logicorp Service Group from the individuals and entities which own said shares.

      Logicorp Data Systems is a corporation incorporated under the laws of the province of Alberta, Canada and is a Western Canadian Network Infrastructure Provider which specializes in server based computing, network design and delivery, network administration and support, procurement services, Hardware Support Services, and Storage Area Network Solutions. Logicorp Data Systems's primary focus is high-performance computer systems for the corporate market. Logicorp currently has 113 employees. The Company entered into the agreement pursuant to its strategy to acquire and grow undervalued technology companies. The address of Logicorp Data Systems and Logicorp Service Group is 8215 112 St., S.W., Suite 1500, Edmonton, Alberta, Canada.

      Pursuant to the Logicorp agreement, the total purchase price payable by Chell Merchant Capital Group to the sellers shall be a maximum of Cdn$8,199,668.00, subject to adjustments which are set forth in the agreement. Pursuant to the Logicorp transaction, the company's wholly-owned subsidiary, Chell Merchant Capital Group, acquired all of the issued and outstanding securities of Logicorp Data Systems, 123557 ALBERTA LTD., Logicorp Service Group and 591360 ALBERTA LTD. In consideration for such acquisition, in addition to cash payments in the amount of US$1,500,000 and the issuance of promissory notes in the amount of US$2,540,000, the company has issued to the former shareholders of the Logicorp securities 5,355,000 exchangeable shares of the company's wholly-owned subsidiary Chell Merchant Capital Group. Chell Merchant Capital Group paid a non-refundable Deposit of $100,000.00 to the sellers' counsel

----------
(4) A copy of the Logicorp Agreement, with applicable schedules, was filed on January 22, 2002 with the Securities and Exchange Commission on Form 8-KA.

from the proceeds of the 8% convertible promissory notes offering. The company financed the acquisition of Logicorp substantially by using the proceeds which were obtained from such offering.

      The purchase price shall be adjusted downward by 3 times the amount, if any, that the earnings before taxes, depreciation for the first full 12 months after the effective date is less than Cdn$1,000,000 to a maximum downward adjustment of Cdn$3,000,000. The adjustment will be made, at the option of the sellers, by reduction of any consideration remaining unpaid, by reducing the balance owing in respect of any promissory note payable by Chell Merchant Capital Group and the Company to the sellers and canceling such promissory note if fully paid, by payment of cash to Chell Merchant Capital Group, or by returning to Chell Merchant Capital Group any share consideration equivalent in dollar terms calculated by using the share price of US$1.00 per share with a currency exchange rate of Cdn$1.58 per US dollar.

      The exchangeable shares are exchangeable into shares of the company's common stock on a one for one basis upon the occurrence of certain events and have the same voting rights in the company as if the exchangeable shares were exchanged for common stock of the company. In addition, the exchangeable shares were deposited in escrow in connection with the closing of the transaction and will not be released until the shareholders of the company ratify the Logicorp transaction and approve the issuance of the shares of the common stock of the company issuable upon the exchange of the exchangeable shares. While the exchangeable shares are in escrow, the holders of the exhangeable shares are not entitled to vote, transfer, exchange or encumber such shares, nor are they entitled to dividends.

      The exchangeable shares are exchangeable on a one-for-one basis for shares of the company's common stock at any time after the filing of a registration statement with the Securities and Exchange Commission pursuant to a Registration Rights Agreement. The Registration Rights Agreement by and between the company and the holders of all of the issued and outstanding shares of Logicorp Data Systems and Logicorp Service Group requiring the company to file a registration statement for 2,677,500 shares of its common stock within 6 months after the effective date and for a further 2,677,500 shares of its common stock within 1 year after the effective date.


      The issuance of shares of the company's common stock issuable upon the conversion of the 5,355,000 exchangeable shares of the company's wholly-owned subsidiary Chell Merchant Capital Group pursuant to the Logicorp transaction is subject to the approval by a majority of votes cast at annual meeting.

      Selected financial data of the Company and Logicorp is attached hereto as Exhibit "B".

      The Logicorp audited statements of profit and loss for the fiscal years ended June 30, 2001 and 2000, and balance sheets as of June 30, 2001 and 2000 are attached hereto as Exhibit "C".

      Pro forma financial data showing the pro forma effect of the transaction is attached hereto as Exhibit "D".

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO THE SHARE PURCHASE AGREEMENT
  BY AND AMONG THE COMPANY, CHELL MERCHANT CAPITAL GROUP, INC., LOGICORP DATA
     SYSTEMS LTD., AND LOGICORP SERVICE GROUP LTD. AND RATIFICATION OF THE
              TRANSACTION PURSUANT TO THE SHARE PURCHASE AGREEMENT

 AUTHORIZATION OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK UPON THE
  CONVERSION OF SHARES OF THE COMPANY'S PREFERRED STOCK ISSUED PURSUANT TO THE SECURITIES EXCHANGE AGREEMENT BY AND BETWEEN THE COMPANY AND THE SHAAR FUND LTD.
    AND RATIFICATION OF THE TRANSACTION PURSUANT TO THE SECURITIES EXCHANGE
                                   AGREEMENT

      The company entered into a Securities Exchange Agreement with The Shaar Fund Ltd. Pursuant to the Securities Exchange Agreement, the company and The Shaar Fund have exchanged 389,610 shares of Series A 6% Convertible Preferred Stock of Wareforce, Inc., par value $0.01 per share for 389,610 shares of the company's Series B Convertible Preferred Stock, par value $.01 per share having the designations, preferences and rights set forth in the company's Certificate of Designation of Series B Convertible Preferred Stock in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended. The company entered into the Shaar Fund Securities Exchange Agreement partly for the purpose to induce The Shaar Fund to invest in the 8% convertible promissory notes offering. In addition, the Securities Exchange Agreement furthers the company's potential interest and further involvement in an equity interest in Wareforce.com. The Shaar Fund has invested an aggregate of $660,000 in the 8% convertible promissory notes offering.

      The shares of the Wareforce Series A 6% Convertible Preferred Stock are convertible at the option of the holder into shares of Wareforce common stock. Pursuant to the Series A 6% Convertible Preferred Stock Certificate of Designation, the convertible shares are convertible into 3,896,100 shares of common stock of Wareforce.com, Inc. For further details concerning conversion terms of the Series A 6% Convertible Preferred Stock of Wareforce, Inc., please see the Certificate of Designation of Series A 6% Convertible Preferred Stock of Wareforce, Inc., which is attached as Exhibit "3.3" the Registration Statement on Form S-1/A of Wareforce.com, Inc., filed with the SEC on January 12, 2001.

      In consideration for the Wareforce Preferred Stock, the company has issued 389,610 shares of the company's Series B Convertible Preferred Stock, which is convertible into shares of the company's common stock at the option of the holders at any time at a conversion price per share of US$1.00 and provides for mandatory conversion of the preferred stock into shares of the company's common stock on January 22, 2005. Pursuant to the certificate of designation, the convertible shares are convertible into 3,896,100 shares of common stock of the company.

      For further details concerning conversion terms of the Company's Series B Convertible Preferred Stock, please see the Certificate of Designation of Series B Convertible Preferred Stock of the company, which is attached to this document as Exhibit "E".

      Wareforce.com, Inc. provides computer-related technical services, support, hardware and software that clients need to design, develop, manage and maintain their data processing and information systems. The company believes that its approach to the market for information technology is to be a diversified information technology organization and to develop a complete single-source solution for all information technology requirements. Wareforce.com Inc.'s address is 2361 Rosecrans Ave., Suite 155, El Segundo, CA 90245.

      The company entered into a non-binding expression of interest, dated October 25, 2001, concerning this proposed merger. The company is in the process of negotiating a definitive agreement with Wareforce but the terms of the transaction have yet to be finalized. The terms of the definitive agreement to purchase the business and assets of Wareforce are currently being negotiated with a purchase price in the range of $1.5 million to $3 million, consisting of cash and stock. There can be no assurance when or if the Company will consummate such a transaction, what the terms of such transaction will be or if any such transaction is consummated, that it will be successful.

      As discussed in the proposal to authorize the issuance of shares of the company's common stock, the company's acquisition of the Wareforce preferred stock pursuant to The Shaar Fund Ltd. Securities Exchange Agreement combined with the company's acquisition of the Wareforce preferred stock pursuant to Triton Private Equities Fund Ltd. Securities Exchange Agreement has resulted in the company's owning all of the issued and outstanding shares of the Wareforce preferred stock.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE ISSUANCE
  OF SHARES OF THE COMPANY'S COMMON STOCK UPON THE CONVERSION OF SHARES OF THE COMPANY'S PREFERRED STOCK ISSUED PURSUANT TO THE SECURITIES EXCHANGE AGREEMENT
   BY AND BETWEEN THE COMPANY AND THE SHAAR FUND LTD. AND RATIFICATION OF THE
         TRANSACTION CONTEMPLATED BY THE SECURITIES EXCHANGE AGREEMENT

 AUTHORIZATION OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK PURSUANT
  TO THE SECURITIES EXCHANGE AGREEMENT BETWEEN THE COMPANY AND TRITON PRIVATE EQUITIES FUND, L.P. AND RATIFICATION OF THE TRANSACTION CONTEMPLATED BY THE
                         SECURITIES EXCHANGE AGREEMENT

      Triton Private Equities Fund, L.P. was the beneficial owner of 64,395 shares of Series "A" 6% Convertible Preferred Stock of Wareforce.com, Inc., a Nevada corporation, par value $0.001 per share. Pursuant to a Securities Exchange Agreement, Triton Private Equities Fund exchanged the Wareforce Preferred Stock for shares of the Company's Series B Preferred Stock of the company upon the terms and conditions set forth in the Triton Securities Exchange Agreement. The company entered into the Triton Securities Exchange Agreement partly for the purpose to induce Triton Private Equities Fund to invest in the 8% convertible promissory notes offering. In addition, the Securities Exchange Agreement furthers the company's potential interest and further involvement in an equity interest in Wareforce.com. Triton Private Equities Fund has invested an aggregate of $140,000 in the 8% convertible promissory notes offering. As set forth in the section of this Proxy Statement, which discusses the Shaar Fund Securities Exchange Agreement, the company is contemplating entering into a merger agreement with Wareforce.

      Pursuant to the Securities Exchange Agreement, the company and Triton Private Equities Fund have agreed to exchange all of the Wareforce Preferred Stock owned by Triton Private Equities Fund for 64,395 shares of the company's Series B Convertible Preferred Stock, par value $.01 per share having the designations, preferences and rights set forth in the company's Certificate of Designation of Series B Convertible Preferred Stock, in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended. The company and Triton Private Equities Fund have agreed to this share exchange upon substantially the same terms and conditions as set forth in the above discussion of the share exchange between the company and The Shaar Fund.

      The shares of the Wareforce Series A 6% Convertible Preferred Stock which the company acquired from Triton Private Equities Fund are convertible at the option of the holder into shares of Wareforce common stock. Pursuant to the Series A 6% Convertible Preferred Stock Certificate of Designation, the convertible shares are convertible into 643,950 shares of common stock of Wareforce.com, Inc. The Wareforce Certificate of Designation has a conversion limitation with respect to the Wareforce Preferred Stock such that the holder does not have the right to convert all or any portion of the Series A Preferred Stock if such conversion would result in the holder being deemed a "beneficial owner" of more than 5% of the then outstanding common shares of Wareforce.com Inc.

      In consideration for the Wareforce Preferred Stock which the company acquired from Triton Private Equities Fund, the company has issued 64,395 shares of the company's Series B Convertible Preferred Stock, which is convertible into shares of the company's common stock at the option of the holders at any time at a conversion price per share of US$1.00 and provides for mandatory conversion of the preferred stock into shares of the company's common stock on January 22, 2005. Pursuant to the certificate of designation, the convertible shares are convertible into 643,950 shares of common stock of the company.

      Pursuant to the Shaar Securities Exchange Agreement and the Triton Securities Exchange Agreement, the company has acquired all of the issued and outstanding shares of Wareforce preferred stock. In consideration for all of the issued and outstanding shares of the Wareforce Preferred Stock the Company, the company issued a total of 454,005 of its Series B Preferred Stock. The value of the consideration of such stock has been estimated at approximately $100,000.

      Such shares are convertible into an aggregate of 4,540,050 shares of Wareforce common stock. However, the Wareforce Certificate of Designation has a conversion limitation with respect to the Wareforce Preferred Stock such that the holder does not have the right to convert all or any portion of the Series A Preferred Stock if such conversion would result in the holder being deemed a "beneficial owner" of more than 5% of the then outstanding common shares of Wareforce.com Inc. Accordingly, based upon the conversion of such number of shares that would result in the company being a 4.99% owner of the issued and outstanding common stock of Wareforce.com, Inc., the Company may convert such number of shares of Preferred Stock which will result in the ownership of 672,483 shares of common stock of Wareforce.com, Incsuch ownership represents 26.2% beneficial ownership of the Wareforce issued and outstanding common stock.

      As discussed in the proposal to authorize the issuance of shares of the company's common stock contemplated by the Shaar Fund Securities Exchange Agreement, the company is negotiating a definitive merger agreement with Wareforce. There can be no assurance when or if the Company will consummate such a transaction, what the terms of such transaction will be or if any such transaction is consummated, that it will be successful.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE ISSUANCE
  OF SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO THE SECURITIES EXCHANGE AGREEMENT BY AND BETWEEN THE COMPANY AND TRITON PRIVATE EQUITIES FUND, L.P. AND
    RATIFICATION OF THE TRANSACTION CONTEMPLATED BY THE SECURITIES EXCHANGE
                                   AGREEMENT

 AUTHORIZATION OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK PURSUANT
         TO THE CONVERSION OF A PROMISSORY NOTE ISSUED TO THE ADVANTAGE
          BERMUDA FUND LIMITED AND A PROMISSORY NOTE ISSUED TO CANADIAN
                          ADVANTAGE LIMITED PARTNERSHIP

      On October 12, 2000, the company issued a convertible debenture in the amount of US$3,000,000 to VC Advantage Limited Partnership. On November 30, 2000, VC Advantage Limited Partnership assigned the convertible debenture to Canadian Advantage Limited Partnership. A total of US$1,700,000 had been advanced to the company in 2000. Effective September 2001, the convertible debenture was converted into the following:

      (i) the company issued a promissory note in the principal amount of $1,365,100 to Canadian Advantage Limited Partnership; and

      (ii) the Company issued a promissory note in the principal amount of $504,900 to Advantage Bermuda Fund Ltd.

      Conversion of the Canadian Advantage Limited Partnership Promissory Note

      Pursuant to a conversion agreement, as of March 28, 2002, in full satisfaction of the Canadian Advantage Limited Partnership promissory note, the company agreed to issue 1,314,000 shares of the Company's Common Stock immediately and 442,145 shares of the company's common stock upon the approval of the shareholders of the company at the meeting.

      Conversion of the Advantage Bermuda Fund Ltd. Partnership Promissory Note

      Pursuant to a conversion agreement, as of March 28, 2002, in full satisfaction of the Advantage Bermuda Fund Ltd. promissory note, the company agreed to issue 486,000 shares of the company's common stock immediately and 163,533 shares of the company's common stock upon the approval of the shareholders of the company at the meeting.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE ISSUANCE
    OF SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO THE CONVERSION OF A PROMISSORY NOTE ISSUED TO THE ADVANTAGE BERMUDA FUND LIMITED AND A PROMISSORY
             NOTE ISSUED TO CANADIAN ADVANTAGE LIMITED PARTNERSHIP

           RATIFICATION OF A PROPOSAL TO INCREASE THE NUMBER OF COMMON
                  SHARES AUTHORIZED FOR ISSUANCE BY THE COMPANY
                         FROM 50,000,000 TO 75,000,0000

      The Board of Directors has adopted, subject to shareholder approval, an amendment to the company's Certificate of Incorporation to increase the authorized capital stock of the company by increasing the number of authorized shares of common stock from 50,000,000 to 75,000,000 shares.

      The company is presently authorized to issue 50,000,000 shares of the company's common stock, par value as $.0467 per share, and 1,500,000 shares of the company's preferred stock, par value US$.01 per share. Assuming the approval of the issuance of shares of the company's common stock contemplated by the Logicorp transaction, the issuance of shares of the company's common stock pursuant to the conversion of the 8% convertible promissory notes and the issuance of shares of the company's common stock pursuant to the conversion of a convertible debenture of the company, there will be 22,066,483 shares of the company's common stock issued and outstanding. As of April 24, 2002, an aggregate of 6,530,196 shares of the company's common stock had been reserved for issuance as follows: (i) an aggregate of 555,571 shares of common stock issuable in connection with outstanding warrants to purchase shares of common stock, (ii) an aggregate of approximately 1,324,625 shares of common stock issuable in connection with options granted or to be granted under the Chell Group Corporation Stock Option Plan, and (iii) 4,650,000 shares of the company's common stock issuable pursuant to the Shaar Fund Securities Exchange Agreement and the Triton Securities Exchange Agreement Therefore, as of April 24, 2002, approximately 21,403,321 unreserved shares of our common stock were available for issuance.

      The additional 25,000,000 shares of the company's common stock to be authorized would provide needed flexibility for the company's financial and capital requirements and requirements in connection with the transactions discussed in this Proxy Statement so that proper advantage could be taken of favorable market conditions and possible business acquisitions. Additional shares of the company's common stock would also be available to the company for stock dividends or splits should the Board of Directors decide that it would be desirable, in view of market conditions then prevailing, to broaden the public ownership of, and to enhance the market for, the shares of the company's common stock. The additional shares would be available for issuance for these and other purposes, subject to the laws of the State of New York and Nasdaq rules, at the discretion of the company's Board of Directors without, in most cases, the delays and expenses attendant to obtain further shareholder approval.

          THE BOARD RECOMMENDS A VOTE FOR THE INCREASE IN THE NUMBER OF
              COMMON SHARES AUTHORIZED FOR ISSUANCE BY THE COMPANY
                         FROM 50,000,000 TO 75,000,0000

          RATIFICATION OF THE BOARD OF DIRECTORS' SELECTION OF AUDITORS

      Subject to shareholder ratification, the Board has selected Lazar Levine & Felix LLP as independent auditors for the fiscal year ending August 31, 2002, and until its successor is selected. Lazar Levine & Felix LLP has audited the company's financial statements for the company's fiscal years ended August 31, 2001 and August 31, 2000. No representative of Lazar Levine & Felix LLP is expected to be present at the Annual Meeting, and accordingly it will not have an opportunity to make a statement or be available to answer questions.

      Audit Fees

      Lazar Levine & Felix LLP's fees billed for professional services rendered for the audit of the company's annual financial statements for the most recent fiscal year, 2001, were $84,877.35. The aggregate fees billed for professional services rendered for the review of the financial statements included in the company's Form 10-Qs for 2001 were $29,871.00.

      Financial Information Systems Design and Implementation Fees

      Lazar Levine & Felix LLP did not render any service to the Company in fiscal 2001 with respect to financial information systems design or implementation.

      All Other Fees

      Lazar Levine & Felix LLP's fees for all other services rendered to the Company in fiscal 2001 were $30,670.00 for review of other SEC filings.

      The audit committee of the board of directors has considered whether the auditing of the company's annual financial statements and reviews of financial statements included in the company's 10Q is compatible with Lazar Levine's maintaining its independence and has concluded that provision of these services is compatible with Lazar Levine's maintaining its independence.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
                  THE BOARD OF DIRECTORS' SELECTION OF AUDITORS

MANAGEMENT REMUNERATION

General

      The Company compensates its employees and directors in Canadian dollars ("Cdn$"). For information concerning the applicable exchange rates, see "Exchange Rates."

Summary Compensation Table

      The following table sets forth information with respect to the compensation paid or accrued by the company during the two years ended August 31, 2001 to the company's named executive officers.

                                                                    Long-term
                                      Annual Compensation           Compensation
                                  ===================================================================
Name and Principal               Other Annual                      Securities Under     All Other
Compensation                       Salary(1)             Bonus      Compensation(1)   Options/Granted
Position                             Year      (Cdn$)    (Cdn$)      ($)      (#)          ($)
------------------------             ----     --------   ------     ------   ------     ---------
Cameron Chell (2)                   2001             0       --         --       --            --
President and
Chief Executive Officer

Donald Pagnutti (3)                 2001       160,000       --         --       --            --
Vice-President, Finance             2000       156,249       --         --   22,500            --
and Chief Financial Officer

Notes:

(1) Perquisites and other personal benefits received in 2000 and 2001 did not exceed the lesser of US$50,000 or 10% of the total annual salary and bonuses for any of the Named Executive Officers.

(2) Mr. Chell did not receive monetary compensation in fiscal years 2000 or 2001. He did receive health benefits pursuant to the company's employee benefit plan and was reimbursed for certain expenses he incurred in connection with his position as President and Chief Executive Officer of the company.

(3) Mr. Pagnutti's title was changed to Vice President Finance and Chief Financial Officer on September 19, 2000.

      During the three year period ended August 31, 2001, the company did not grant any restricted stock awards or stock appreciation rights. Additionally, all of the company 's group life, health, hospitalization, medical reimbursement or relocation plans, if any, do not discriminate in scope, terms or operation, in favor of the named executive officer s and are generally available to all salaried employees. Further, no named executive officer received, in any of the periods specified in the Summary Compensation Table, perquisites and other personal benefits, securities or property in an aggregate amount in excess of the lesser of US$50,000 or 10% of the total salary and bonus reported for the named executive officer in the fiscal years in which such benefits were received, and no single type of perquisite or other personal benefits exceeded 25% of the total perquisites and other benefits reported for the named executive officer in the applicable fiscal year.

Option Grants Table

      The following table sets forth (a) the number of shares underlying options granted to each named executive officer during the 2001 Fiscal Year, (b) the percentage the grant represents of the total number of options granted to all company employees during the 2001 Fiscal Year, (c) the per share exercise price of each option, (d) the expiration date of each option, and (e) the potential realized value of each option based upon: (i) the assumption of a 5% percent annualized compounded appreciation of the market price of the common stock from the date of the grant of the subject option to the end of the option term, and
(ii) the assumption of a 10% percent annualized compounded appreciation of the market price of the common stock from the date of the grant of the subject option to the end of the option term.

                                                                       Potential Realizable Value at
                       Number of         Percentage of                 Assumed Rates of Stock Price
                       Shares            Total Options                        Appreciation for Option Term
                       Underlying        Granted to                           ----------------------------
                       Options           Employees in     Exercise     Expiration
Name                   Granted           Fiscal Year      Price        Date                   5%       10%
-------                ----------        -------------    --------     ----------            ---       ---
Donald Pagnutti            Nil                Nil            Nil            Nil              Nil       Nil
Vice-President,
Finance and Chief
Financial Officer

Options Exercised and Remaining Outstanding

      Set forth in the table below is information, with respect to each of the named executive officers, as to the (a) number of shares acquired during the 2001 Fiscal Year upon each exercise of options granted to such individuals, (b) the aggregate value realized upon each such exercise (i.e., the difference between the market value of the shares at exercise and their exercise price),
(iii) the total number of unexercised options held on August 31, 2001, separately identified between those exercisable and those not exercisable, and
(iv) the aggregate value of in-the-money, unexercised options held on August 31, 2001, separately identified between those exercisable and those not exercisable.

                   Securities     Aggregate
                   Acquired on    Value        Unexercised Options at         Value of Unexercised in the Money
                   Exercise       Realized     August 31, 2001                  Options at August 31, 2001
                        (#)          ($)               (#)         ($)
                                                 Exercisable  Unexercisable   Exercisable(1)  Unexercisable(1)
                   -----------    ---------    -------------  -------------   --------------  ----------------
Donald Pagnutti        Nil           Nil            31,875       20,625            Nil                Nil

Note:

      (1) The value of the unexercised "in-the-money" options has been determined by subtracting the exercise price of the options from the closing common share price of US$1.33 on August 31, 2001, and multiplying by the number of common shares which may be acquired upon the exercise of the options. The current exercise price of the options is higher than the closing common share price of US$1.33, therefore the value of the options is nil.

      (2) As of October 31, 2001, the company's options were repriced at $1.00 per share. The vesting schedule for these options are one-third per year on each anniversary of the grant date.

Director's Remuneration

      Prior to September 8, 2000, each director, not otherwise our full time employee, was eligible to receive $500 for each meeting of the Board of Directors or committee thereof which they attended, along with the reimbursement of their reasonable expenses incurred on our behalf. In addition, each director, not otherwise a full time employee of the company was eligible to receive 1,500 stock options annually.

      As of December 11, 2000, the Board of Directors formally adopted a standard arrangement pursuant to which only our outside directors are compensated for their services in their capacity as directors. This compensation arrangement is retroactive to September 19, 2000 (the date of the closing of the Agreement of Purchase and Sale between Networks North Inc., Networks North Acquisition Corp., Chell.com Ltd. and Cameron Chell).

Outside Director's Compensation Schedule                   Cash          Options
                                                           (US$)
1.    Directorship Acceptance Options (one time grant
      with a 3 year vesting schedule)                     45,000

2.    Annual Retainer-Chairman                            20,000          10,000

3.    Annual Retainer-Director                             6,000

4.    Annual Retainer-Committee Member (over and above
      directorship retainer)                               3,000

5.    Annual Retainer-Committee Chair (over and above
      directorship retainer and committee retainer)        2,000

6.    Board Meeting Attendance Fee                           750/mtg.

7.    Committee Attendance Fee                               500/mtg.

Employment Contracts with Named Executive Officers

      In November 2001, we renewed Donald Pagnutti's employment agreement originally dated November 1, 1999, pursuant to which Mr. Pagnutti serves as our Executive Vice President, Chief Financial Officer and Chief Operating Officer. Effective September 19, 2000, Mr. Pagnutti's title was changed to Vice President, Finance and Chief Financial Officer. The agreement provides for an initial base compensation of Cdn$160,000 with annual reviews, together with automobile expenses of $9,000. In addition to the fixed remuneration, we shall pay Mr. Pagnutti a bonus at the end of each year of the term in the event that during the said year our net income before taxes as audited using generally accepted accounting principles applied on a basis consistent with those previous years, equaled or exceeded our projected net income before taxes as determined by our Board of Directors at the commencement of the said year. The agreement further provided that we grant to Mr. Pagnutti options to purchase a minimum of 15,000 of the Company's common shares.

      On September 19, 2000, we entered into an employment agreement with Cameron Chell, pursuant to which Mr. Chell serves as our President and Chief Executive Officer. The agreement provides for an initial base compensation of$360,000, together with automobile expenses of $8,400. In addition to the fixed remuneration, we shall provide Mr. Chell with the services of an Executive Assistant on an ongoing basis and an Accountant for a reasonable period of time to allow for the completion of outstanding accounting work related to existing companies in which Mr. Chell is involved. It was the understanding of the parties that this agreement was to be replaced by a definitive employment agreement before October 10, 2000, however, such agreement has not been entered into at this time. Since the signing of this agreement, Mr. Chell has eliminated both his salary and automobile allowance in an effort to reduce our cash requirements. These were eliminated with the understanding that the compensation of Mr. Chell will be mutually agreed upon between the parties.

            We do not have any other employment agreements in effect with any other executive employee.

CERTAIN TRANSACTIONS

            Set forth below is a description of certain transactions between us and our directors, executive officers, beneficial owners of five percent or more of the outstanding common stock, or members of the immediate family of any of the foregoing persons, as well as certain business relationships between the us and our directors, which occurred or existed during the 2001 Fiscal Year and subsequent thereto. Our management believes that the transactions described in this section were made on terms no less favorable than those which could have been obtained from third parties.

            A) Cameron Chell is Chairman of the Board and a director of cDemo. Chell.com., which is owned by Mr. Chell, holds 120,000 warrants to purchase common shares of cDemo at $5.00 per share and 85,000 warrants to purchase Class A Voting Shares of eSupplies at $7.00 per share and 500,000 options at $7.00 per share. Chell.com holds 200,000 options to purchase 200,000 shares of common stock of Engyro for $5.00 per share and warrants to purchase 97,500 shares of common stock of Engyro at $5.00 per share.

            B) Gordon Herman holds an option from Chell.com to acquire 332,236 shares of common stock of the Company, which are held by Chell.com, at a price of $1.00 (which may be adjusted up or downward based upon certain contingencies).

            C) David Bolink holds an option from Chell.com to acquire 311,411 shares of common stock of the Company, which are held by Chell.com, at a price of $1.00 (which may be adjusted up or downward based upon certain contingencies).

            D) License Agreement between us, Cameron Chell, and Chell Merchant Capital Group dated August 31, 2000 whereby Mr. Chell grants us and Chell Merchant Capital Group the right to use the trademarks "Chell.com", "Chell Merchant Capital Group" and "Chell Corporation" in exchange for the fee of $1.00 per year.

            E) Securities Purchase Agreement with VC Advantage Fund on October 3, 2000, for up to US$3,000,000 loan to us. VC received a Convertible Debenture, which was convertible into the company's common stock, based upon an agreed conversion price of $3.00 per share. As of November 30, 2000, VC had assigned its rights in this Agreement to Canadian Advantage Limited Partnership and a total of US$1,700,000 has been advanced to the Company. The US$1,700,000 advance is convertible into 566,667 Common shares. Cameron Chell is a Director and shareholder of VC Advantage Limited, the general partner of VC. Pursuant to the assignment of this agreement to CALP II, the Company's loan is no longer a related transaction because Mr. Chell has no interests in CALP II. The Securities Purchase Agreements entered into with The Shaar Fund and Triton include a provision stating that on or before March 31, 2002, the Company converted its outstanding debt to VC Advantage Limited Partnership in the amount of $1,500,000 into long term debt with a maturity date for all of the principal after the third anniversary of the date hereof. On November 30, 2000, VC Advantage Limited Partnership assigned the convertible debenture to Canadian Advantage Limited Partnership. A total of US$1,700,000 had been advanced to the Company in 2000. Effective September 2001 the convertible debenture was converted into the following: (i) the Company issued a Promissory Note in the principal amount of $1,365,100 to CALP (the "CALP Promissory Note") and (ii) the Company issued a Promissory Note in the principal amount of $504,900 to ABFL (the "ABFL Promissory Note"). Pursuant to a Conversion Agreement, as of March 28, 2002, in full satisfaction of the CALP Promissory Note, the Company agreed to issue 1,314,000 shares of the Company's Common Stock immediately and 442,145 shares of the Company's Common Stock upon the approval of the Shareholders of the Company. In addition, pursuant to a Conversion Agreement, as of March 28, 2002, in full satisfaction of the ABFL Promissory Note, the Company agreed to issue 486,000 shares of the Company's Common Stock immediately and 163,533 shares of the Company's Common Stock upon the approval of the Shareholders of the Company.

OTHER BUSINESS

      As of the date of this proxy statement, the Board of Directors is not aware of any other matter which is to be presented for action at the meeting. If any matter other than those described above (i.e., (1) to elect a seven member Board of Directors to serve until the next annual meeting of the company and until their successors are duly elected and qualified; (2) to authorize the issuance of shares of the company's common stock pursuant to a share purchase agreement between the company, Chell Merchant Capital Group, Inc., Logicorp Data Systems Ltd., Logicorp Service Group Ltd., and the registered and beneficial owners of all issued and outstanding shares of Logicorp Data and Logicorp Group
(3) to authorize the issuance of shares of the company's common stock upon the conversion of notes by subscribers pursuant to an 8% convertible promissory note offering conducted by the company; (4) to authorize the issuance of shares of the company's common stock upon the conversion of shares of the company's preferred stock issued pursuant to a securities exchange agreement by the company and The Shaar Fund; (5) to authorize the issuance of shares of the company's common stock upon the conversion of shares of the company's preferred stock issued pursuant to a securities exchange agreement between the company and Triton Private Equities Fund, L.P.; (6) to authorize the issuance of shares of the company's common stock pursuant to the the conversion of a promissory note issued to Canadian Advantage Limited Partnership in the principal amount of $1,365,100 and the conversion of a promissory note issued to Advantage Bermuda Limited Partnership in the principal amount of $504,900; (7) to authorize the increase of the number of common shares authorized for issuance by the company from 50,000,000 to 75,000,0000; and (8) to ratify the Board's selection of auditors) does properly come before the meeting, the individuals named in the enclosed Proxy will, unless indicated otherwise, vote the shares represented thereby in accordance with their best judgment.

EXCHANGE RATES

      This proxy statement contains translations of certain amounts in Canadian dollars into United States dollars based upon the exchange rate in effect at the end of the period to which the amount relates, or the exchange rate on the date specified. For such purposes, the exchange rate means the noon buying rate in New York City for cable transfers in Canadian dollars as certified for customs purposes by the Federal Reserve Bank of New York. These translations should not be construed as representations that the Canadian dollar amounts actually represent such U.S. dollar amounts or that Canadian dollars could be converted into U.S. dollars at the rate indicated or at any other rate. The noon buying rate at the end of each of the five years ended August 31, 2001, the average of the noon buying rates on the last day of each month during each of such fiscal years and the high and low noon buying rate for each of such fiscal years were as follows:

                                                  August 31,
                         ---------------------------------------------------------------
                              2001         2000         1999         1998         1997
                             ------       ------       ------       ------       ------
At end of period.......  Cdn$1.5508   Cdn$1.4715   Cdn$1.4965   Cdn$1.5722   Cdn$1.3685
Average for period.....      1.5284       1.4714       1.4949       1.4390       1.3676
High for period........      1.5825       1.4955       1.5135       1.5770       1.3942
Low for period.........      1.4685       1.4489       1.4760       1.4100       1.3381

ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION

      The company's annual report is also available upon the written request of any shareholder of the company, as record or beneficial owner. The company will provide to such shareholder a copy of the company's annual report on Form 10-K for its fiscal year ended August 31, 2001, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any request should be directed to the Corporate Secretary, at the company's place of business listed above. There will be no charge for the Form 10-K, unless one or more exhibits thereto are requested, in which event the company's reasonable expenses of furnishing such exhibits may be charged.

FUTURE SHAREHOLDER PROPOSALS

      From time to time, shareholders present proposals, which may be the proper subject for inclusion in the company's proxy statement and for consideration at its annual meetings of shareholders. To be considered, proposals must be submitted on a timely basis. Proposals for the next annual meeting of shareholders of the company must be received by the company no later than September 15, 2002, for inclusion, if proper, in next year's proxy solicitation materials.

GENERAL

      The company will pay all of the costs of preparing, assembling and mailing the form of Proxy, Proxy Statement and other materials which may be sent to the shareholders in connection with this solicitation, as well as any costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the company may also solicit proxies by telephone, telegraph or personal interview for which they will receive no additional remuneration. The company expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them. The company will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

                                             BY ORDER OF THE BOARD OF DIRECTORS,
                                             Mark Truman, Secretary

PROXY                                                                      PROXY

                             Chell Group Corporation
                14 Meteor Drive, Toronto, Ontario, Canada MAW 1A4

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENT, that the undersigned shareholder of Chell Group Corporation (the "Company") hereby constitutes and appoints Don Pagnutti and Mark Truman and each of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution to vote all of the shares of stock of the Company that the undersigned would be entitled, if personally present, to vote at the meeting of shareholders of the Corporation to be held on June __, 2002 at 10:00 a.m. at the offices of the Company, 14 Meteor Drive, Toronto, Ontario, Canada M9W 1A4, and at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

1.    Election of Directors:

      For all nominees listed below (except as marked to the contrary below)

      Nominees: Don Pagnutti, Adrian Towning, David Bolink, Gordon Herman,
                Robert Stone, Shelley Singhal and Michael J. Rice

      WITHHOLD AUTHORITY
      to vote for all nominees listed above ___

      INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

      _____________________________________

2. To approve the issuance of shares of the Company's Common Stock pursuant to the conversion of 8% convertible notes issued pursuant to an 8% promissory note private offering which was conducted by the Company.

      For ___                   Against ___                      Abstain _______

3. To approve the issuance of shares of the Company's Common Stock pursuant to a Share Purchase Agreement dated December 13, 2001 by and among the Company, Chell Merchant Capital Group, Inc., Logicorp Data Systems Ltd., Logicorp Service Group Ltd., and the individuals and entities which own all of the issued and outstanding shares of Logicorp Data and Logicorp Group and to ratify the transaction contemplated by the Share Purchase Agreement

      For ___                   Against ___                      Abstain _______

4. To approve the issuance of shares of the Company's Common Stock upon the conversion of shares of the Company's Preferred Stock issued pursuant to a Securities Exchange Agreement dated February 6, 2002 by and between the Company and The Shaar Fund Ltd. and to ratify the transaction contemplated by the Securities Exchange Agreement.

      For ___                   Against ___                      Abstain _______

5. To approve the issuance of shares of the Company's Common Stock upon the conversion of shares of the Company's Preferred Stock issued pursuant to a Securities Exchange Agreement dated February 6, 2002 by and between the Company and Triton Private Equities Fund, L.P and to ratify the transaction contemplated by the Securities Exchange Agreement.

      For ___                   Against ___                      Abstain _______

6. To approve the issuance of shares of the Company's Common of the company's common stock pursuant to the conversion of a promissory note issued to Advantage Bermuda Limited Partnership in the principal amount of $504,900 and the conversion of a promissory note issued to Canadian Advantage Limited Partnership in the principal amount of $1,365,100;

      For ___                   Against ___                      Abstain _______

7. To approve the increase in the number of Common Shares authorized for issuance by the Company from 50,000,000 to 75,000,0000

      For ___                   Against ___                      Abstain _______

8. To ratify the Board of Directors' selection of Lazar Levine & Felix LLP as the auditors for the Company for the 2002 fiscal year

      For ___                   Against ___                      Abstain _______


                                                      Dated: __, 2002

                                   Exhibit "B"

                             SELECTED FINANCIAL DATA

I. Chell Group Corporation

(Canadian Dollars):

                                                 Year Ended August 31,

                            2001           2000           1999          1998         1997
                         ----------     ----------     ----------    ----------   ----------
Operating revenues       18,222,374     19,107,290     12,823,691    13,404,542   10,351,689

Net income (loss)       (11,226,225)    (2,323,621)      (971,497)      618,065      609,387

Net income (loss)
per share                     (1.34)         (0.81)         (0.36)         0.24         0.25

Total assets             16,225,003     17,220,211     14,546,003    15,802,359   14,287,602

Long-term obligations     5,943,512      4,436,213      2,216,675     2,840,218    2,185,249

Shareholders' equity      2,248,128      9,383,419     10,792,767    11,033,178    9,488,648

Sum of long-term
Obligations and
Shareholders' equity      8,191,640     13,819,632     13,009,442    13,873,396   11,673,897

II. LOGICORP DATA SYSTEMS LTD.

Statement Date           30-Nov-01    31-Aug-01    30-Jun-01    30-Jun-00    29-Feb-00    28-Feb-99      28-Feb-98    28-Feb-97
                         3 months     12 months                 (4 Months)
                         ---------    ----------   ----------   ----------   ----------   ----------    ----------    ----------

Net Sales                9,537,778    57,053,009   60,417,265   18,989,310   53,034,932   37,679,336    21,777,808    14,878,936

Net Income (Loss)
From Operations           (472,486)       76,988      402,940       71,390      424,528      471,453        (2,267)      173,798

Net Income (Loss)
From Operations
per common share           (238.63)        38.88       203.51        36.06       214.41       238.11         (1.14)        87.78

Total Assets             9,406,371    11,326,511   11,578,345   10,446,644   11,393,021   10,144,137     5,130,597     5,785,478

Long Term Obligations
and Redeemable
Preferred Stock          1,621,475     1,372,087    1,880,614    1,461,268    1,739,747      875,103       264,125       135,250

Cash Dividends
declared per
Common Share                   NIL           NIL          NIL          NIL          NIL          NIL           NIL           NIL

LOGICORP SERVICE GROUP LTD.

Statement Date           30-Nov-01    31-Aug-01    30-Jun-01    30-Jun-00    29-Feb-00   28-Feb-99    28-Feb-98    28-Feb-97
                         3 months     12 months                 (4 Months)
                         ---------    ---------    ---------    ----------   ---------   ---------    ---------    ---------
Net Sales                 422,350     1,696,592    1,674,325     633,456    1,804,017   1,339,187    1,160,287     596,354

Net Income (Loss)
From Operations           305,973       807,684      199,160     (64,344)     202,497     198,160      188,054      (1,923)

Net Income (Loss)
From Operations
per common share        10,199.10      6,638.67                (2,144.80)    6,749.90    6,605.33     6,268.47      (64.10)

Total Assets              806,504       685,991      610,871     655,340      850,690     284,288      203,434     260,389

Long Term Obligations
and Redeemable
Preferred Stock           235,599       378,907      458,446     521,965      660,685      98,019           --          --

Cash Dividends
declared per
Common Share                  NIL           NIL        53.86         NIL        50.00       50.00        50.00         NIL

                                  EXHIBIT "C"

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                            FINANCIAL STATEMENTS
                                                                   JUNE 30, 2001










                                                                 [LOGO] LOGICORP

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                                   JUNE 30, 2001

                                                                        CONTENTS

                                                                            Page
                                                                            ----
AUDITOR'S REPORT                                                             1

FINANCIAL STATEMENTS

Balance Sheet                                                                2

Statement of Loss and Retained Earnings                                      3

Statement of Cash Flows                                                      4

Notes to Financial Statements                                              5 - 9

Schedule of Direct Selling Expenses                                         10

Grant Thornton LLP
Chartered Accountants                                                    [LOGO]
Canadian Member Firm of
Grant Thornton International



Auditors' Report


To the Directors of
Logicorp Date Group Ltd.

We have audited the balance sheet of Logicorp Data Group Ltd. as at June 30, 2001 and the statements of loss and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Canada and the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2001 and the results of its opoerations and cash flows for the year then ended in conformity with accounting principles generally accepted in Canada and the United States of America.



Edmonton, Canada                                       /s/ Grant Thornton LLP
September 6, 2001                                      Chartered Accountants


2400 Scotia Place 1
10060 Jasper Avenue
Edmonton, Alberta
T5J 3R8
Tel: (780) 422-7114
Fax: (780) 426-3208
e-mail: edmonton@GrantThornton.ca

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                                   BALANCE SHEET
                                                                   AS AT JUNE 30

                                     ASSETS
                                                           2001          2000
--------------------------------------------------------------------------------
CURRENT
    Accounts receivable (Note 2)                       $ 8,536,751   $ 7,722,714
    Inventory (Note 3)                                     733,139       812,832
    Income taxes receivable                                 35,693        37,945
    Prepaid expenses                                        99,227       121,316
--------------------------------------------------------------------------------
                                                         9,404,810     8,694,807

CAPITAL ASSETS (Note 4)                                  2,173,535     1,751,837
--------------------------------------------------------------------------------
                                                       $11,578,345   $10,446,644
================================================================================

                                  LIABILITIES
CURRENT
    Bank indebtedness (Note 5)                         $ 3,322,930   $ 2,270,523
    Accounts payable and accrued liabilities             5,882,472     6,217,742
    Current portion of amounts Due to RCA Trusts            48,000        48,000
--------------------------------------------------------------------------------
                                                         9,253,402     8,536,265

DUE TO AFFILIATED COMPANY (Note 6)                         561,532       524,445

DUE TO RCA TRUSTS (Note 7)                               1,020,454       863,195

DUE TO RELATED PARTIES (Note 8)                            298,628        73,628
--------------------------------------------------------------------------------
                                                        11,134,016     9,997,533
--------------------------------------------------------------------------------

                              SHAREHOLDER'S EQUITY

SHARE CAPITAL (Note 9)                                          99            99

RETAINED EARNINGS                                          444,230       449,012
--------------------------------------------------------------------------------
                                                           444,329       449,111
--------------------------------------------------------------------------------
                                                       $11,578,345   $10,446,644
================================================================================

Commitments (Note 11)
APPROVED ON BEHALF OF THE BOARD:
_____________________________ Director
_____________________________ Director


                                                                              2.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                         STATEMENT OF LOSS AND RETAINED EARNINGS
                                                    FOR THE PERIOD ENDED JUNE 30
                                                         2001            2000
                                                      (12 Months)     (4 Months)
--------------------------------------------------------------------------------
SALES                                                $ 60,460,114    $18,989,310
COST OF SALES                                          56,912,928     17,878,719
--------------------------------------------------------------------------------
GROSS PROFIT                                            3,547,186      1,110,591
SELLING EXPENSES                 (Page 10)              1,417,906        514,761
--------------------------------------------------------------------------------
EARNINGS FROM OPERATIONS                                2,129,280        595,830

GENERAL AND ADMINISTRATIVE EXPENSES

   Advertising and promotion                               55,706         25,267
   Amortization                                            86,350          9,954
   Insurance                                               34,773         13,887
   Interest and bank charges                                  538              4
   Licences, memberships and taxes                         16,959          3,850
   Office expenses                                         58,668          9,789
   Professional fees                                       95,554         59,852
   Rent                                                   105,333         29,661
   Salaries and benefits                                1,155,525        338,093
   Telephone                                               22,465          5,590
   Training                                                24,668          3,736
   Travel                                                  69,801         24,757
--------------------------------------------------------------------------------

    NET EARNINGS BEFORE OTHER REVENUE AND (EXPENSE)     1,726,340        524,440
--------------------------------------------------------------------------------
                                                          402,940         71,390
OTHER REVENUE AND (EXPENSE)
   Interest revenue                                         3,593          2,791
   Retirement compensation agreements                    (400,000)            --
--------------------------------------------------------------------------------
NET EARNINGS BEFORE INCOME TAX                              6,533         74,181

PROVISION FOR INCOME TAXES                                 11,315          7,903
--------------------------------------------------------------------------------
NET (LOSS) EARNINGS                                        (4,782)        66,278

RETAINED EARNINGS, beginning of year                      449,012        382,734
--------------------------------------------------------------------------------
RETAINED EARNINGS, end of year                       $    444,230    $   449,012
================================================================================


                                                                              3.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                         STATEMENT OF CASH FLOWS
                                                    FOR THE PERIOD ENDED JUNE 30
                                                         2001           2000
                                                     (12 Months)     (4 Months)
-------------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES
    Net (loss) Earnings                             $    (4,782)    $    66,278
    Items not requiring an outlay of cash:
        Amortization                                    249,336          69,005
-------------------------------------------------------------------------------
                                                        244,554         135,283
CHANGES IN NON-CASH WORKING CAPITAL BALANCES
    Accounts receivable                                (814,037)      1,089,473
    Inventories                                          79,693        (110,692)
    Prepaid expenses and deferred charges                22,089         (40,512)
    Accounts payable and accrued liabilities           (335,270)     (1,591,078)
    Income taxes payable                                  2,252           1,583
-------------------------------------------------------------------------------
                                                       (800,719)       (515,943)
--------------------------------------------------------------------------------

FINANCING ACTIVITIES
    Advances from (to) shareholders                     225,000              --
    Advances from related parties                        37,087        (240,126)
    Increase (decrease) in Due to RCA Trusts            157,259         (38,353)
-------------------------------------------------------------------------------
                                                      1,471,753         578,424
-------------------------------------------------------------------------------

INVESTING ACTIVITIES
    Additions to capital assets                        (671,034)        (62,481)
-------------------------------------------------------------------------------

INCREASE IN CASH                                             --              --

CASH AND CASH EQUIVALENTS, beginning of year                 --              --

-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, end of year              $        --     $        --
===============================================================================


                                                                              4.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

--------------------------------------------------------------------------------

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)   Nature of operations

            The company is a computer service organization which specializes in the supply and integration of computer products, with branches in Vancouver, Calgary, Edmonton and Saskatoon. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations.

      (b)   Cash and Cash equivalents

            Cash and cash equivalents include cash on hand and balances with bank.

      (c)   Inventory

            Inventory is valued at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis.

      (d)   Capital Assets

            Capital assets are recorded at cost. Amortization is provided annually at rates calculated to write-off the assets over their estimated useful lives as follows:

                Automotive equipment            30% diminishing balance
                Computer equipment              30% diminishing balance
                Computer software               30% diminishing balance
                Leasehold improvements          20% diminishing balance
                Office equipment                20% diminishing balance
                Small tools                    100% diminishing balance

      (e)   Revenue Recognition

            For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

      (f)   Use of Estimates

            In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.


                                                                              5.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001
--------------------------------------------------------------------------------

2.    ACCOUNTS RECEIVABLE
                                                     2001               2000
      -------------------------------------------------------------------------

      Trade accounts receivable                    8,591,938          7,722,714
      Allowance for doubtful accounts                (55,187)                --

      -------------------------------------------------------------------------
                                                   8,536,751          7,722,714
      =========================================================================

3.    INVENTORY
                                                     2001               2000
      -------------------------------------------------------------------------

      Inventory for resale                           825,231            890,863
      Provision for obsolete inventory               (92,092)           (78,031)

      -------------------------------------------------------------------------
                                                     733,139            812,832
      =========================================================================

4.    CAPITAL ASSETS

                                                                               2001            2000
                                                         Accumulated       Net Book        Net Book
                                             Cost        Amortization         Value           Value
      ----------------------------------------------------------------------------------------------
      Automobiles                         $   23,300      $   12,027      $   11,273      $      318
      Computer equipment                   1,159,056         332,860         826,196         923,767
      Computer software                      888,611          28,985         859,626         325,399
      Leasehold improvements                 142,004          60,883          81,121          80,531
      Office furniture and equipment         662,885         267,566         395,319         421,822
      Small tools                                791             791              --              --
      ----------------------------------------------------------------------------------------------
                                          $2,876,647      $  703,112      $2,173,535      $1,751,837
      ==============================================================================================

5.    BANK INDEBTEDNESS

      Bank indebtedness bears interest at 7.07% and consists of the following:
                                                     2001               2000
      -------------------------------------------------------------------------

      Bank overdraft                              $  927,112         $  615,523
      Operating line of credit                     2,395,818          1,655,000
      -------------------------------------------------------------------------

                                                  $3,322,930         $2,270,523
      =========================================================================


                                                                              6.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001
--------------------------------------------------------------------------------

      As collateral for the bank indebtedness the company has provided a General Security Agreement, a guarantee and postponement of claim for amounts owed to Directors, related companies and RCA Trusts. in addition, the company's Directors have provided guarantees in the amount of $1,050,000. Credit available under the operating line of credit is $3,000,000. The operating line of credit is reviewed annually by the bank. The next scheduled review date is Nov 30, 2001.

6.    DUE TO AFFILIATED COMPANY

      The amounts due to Logicorp Service Group Inc. are unsecured, non-interest bearing and have no specific terms of repayment.

7.    DUE TO RCA TRUSTS

      The retirement compensation trusts were set up pursuant to section 248(1) of the Income Tax Act of Canada to provide retirement income to the three individuals who own Logicorp. Logicorp has no current or future obligation to fund theses trusts other than the obligation stated here.

                                                                             2001           2000
      --------------------------------------------------------------------------------------------
      Amounts due to retirement compensation agreements (RCA) trusts      $1,068,454      $911,195
      Less amounts due within one year                                        48,000        48,000
      --------------------------------------------------------------------------------------------

                                                                          $1,020,454      $863,195
      ============================================================================================

      The amounts due to the RCA Trusts are secured by promissory notes repayable in quarterly installments of $12,000 plus interest at prime + 4 3/4%.

      Estimated principal repayments in each of the next five years is as follows:

                   2002                        $  48,000
                   2003                           48,000
                   2004                           48,000
                   2005                           48,000
                   Subsequent                    876,454

8.    DUE TO RELATED PARTIES

      Amounts due to related parties are unsecured, non-interest bearing and have no specific terms of repayment.

                                                      2001               2000
      -------------------------------------------------------------------------

      Due to (from) Directors                       $ 19,794          $ (55,206)
      Due to Director's Family Trusts                200,000            100,000
      Due to other related parties                    78,834             28,834
      -------------------------------------------------------------------------
                                                    $298,628          $  73,628
      ==========================================================================


                                                                              7.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001
--------------------------------------------------------------------------------

9.    SHARE CAPITAL
      Class A common voting shares
      Class B common voting shares
      Class C preferred shares

                                                       2001               2000
      -------------------------------------------------------------------------
      Issued
      1,980 Class A common voting shares              $   99             $   99
      =========================================================================

10.   RELATED PARTY TRANSACTIONS

      The company is affiliated with Logicorp Service Group Inc. by virtue of common control. During the year the company purchased services from Logicorp Service Group Inc. and charged fees to Logicorp Service Group Inc. as follows:

                                                       2001                2000
-------------------------------------------------------------------------------

     Services Purchased                            1,674,325          $ 633,456
     Administrative support charged               $  780,392          $ 474,000

      The administrative support consists of rent allocation, business taxes, insurance, administrative wages and other administration charges paid by the company on behalf of Logicorp Service Group Ltd..

11.   LEASE COMMITMENTS

      The company leases office space and equipment for its operations in Edmonton, Calgary, Vancouver and Saskatoon. Lease terms vary from four to six years. Base lease payable for the next five years as follows.

                     2002                     $ 530,000
                     2003                       530,000
                     2004                       530,000
                     2005                       530,000
                     2006                       530,000

12.   FINANCIAL INSTRUMENTS

      Financial instruments consist of accounts receivable, bank indebtedness, accounts payable and accrued liabilities, amounts due to affiliated company, amounts due to RCA trusts and amounts due to related parties.

      Credit risk

      The company is subject to credit risk through trade receivables. Credit risk is minimized by a large


                                                                              8.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001
--------------------------------------------------------------------------------

      customer base and its geographic dispersion. The company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

      Fair value of financial instruments

      The carrying value of accounts receivable, bank indebtedness, accounts payable and accrued liabilities approximate fair value because of the near term maturity of these instruments. It was not practicable to determine the fair value of amounts due to affiliated company, RCA trusts or related parties as there is no secondary market for these financial instruments.

      Interest rate risk

      Bank indebtedness bears interest at a floating rate. The floating rate debt is subject to interest rate cash flow risk, as the required cash flows to service the debt will fluctuate as a result of changes in market rates. It is management's opinion that interest rate risk is not significant.

13.   COMPARATIVE FIGURES

      Certain of the prior year's figures have been reclassified to conform reporting standards acceptable in the United States of America. As such, internally used inventory for sale previously classified as inventory in current assets, has been classified as capital assets in the long-term section.

      In the previous year the company changed its fiscal year end from February 29 to June 30 to better reflect the natural operating cycle of the business. As a result, the comparative figures contain four months of operating results.


                                                                              9.

                                             SCHEDULE OF DIRECT SELLING EXPENSES

                                                    FOR THE PERIOD ENDED JUNE 30

                                                         2001            2000
                                                      (12 Months)     (4 Months)
--------------------------------------------------------------------------------

DIRECT SELLING EXPENSES

    Advertising and promotion                            135,445          71,397
    Amortization                                         162,986          59,051
    Bad debt expense                                      43,589              --
    Insurance                                             18,214           4,312
    Interest and bank charges                            310,484          59,795
    Licences, memberships and taxes                       28,181           9,464
    Office expenses                                      195,273          49,288
    Presentation expense                                      --          10,000
    Professional fees                                     13,317          25,079
    Rent                                                  55,665          18,268
    Salaries and benefits                                334,014         138,333
    Telephone                                             69,217          20,607
    Training                                              33,294           9,597
    Travel                                                18,227          39,570
    ----------------------------------------------------------------------------
                                                       1,417,906         514,761
    ============================================================================


                                                                             10.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                            FINANCIAL STATEMENTS
                                                                   JUNE 30, 2000










                                                                 [LOGO] LOGICORP

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                                   JUNE 30, 2000

                                                                        CONTENTS

                                                                            Page
                                                                            ----
AUDITOR'S REPORT                                                             1

FINANCIAL STATEMENTS

Balance Sheet                                                                2

Statement of Loss and Retained Earnings                                      3

Statement of Cash Flows                                                      4

Notes to Financial Statements                                              5 - 8

Schedule of Direct Selling Expenses                                         10

Grant Thornton LLP
Chartered Accountants                                                    [LOGO]
Management Consultants
Canadian Member of
Grant Thornton International

Auditors' Report

To the Directors of
Logicorp Service Group Ltd.

We have audited the balance sheet of Logicorp Service Group Ltd. as at June 30, 2000 and the statements of income and retained earnings and cash flows for the period then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Canada and the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2000 and the results of its operations and cash flows for the period then ended in conformity with accounting principles generally accepted in Canada and the United States of America.



Edmonton, Canada                                       /s/ Grant Thornton LLP
November 2, 2000                                      Chartered Accountants


2400 Scotia Place 1
10060 Jasper Avenue
Edmonton, Alberta
T5J 3R8
Tel: (780) 422-7114
Fax: (780) 426-3208
e-mail: edmonton@GrantThornton.ca

                                                                              1.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                                   BALANCE SHEET
                                                                           AS AT

                                     ASSETS
                                                  JUNE 30, 2000     Feb 29, 2000
--------------------------------------------------------------------------------
CURRENT
    Accounts receivable                             $ 7,722,714      $ 8,812,187
    Inventory (Note 2)                                  812,832          702,140
    Income taxes receivable                              37,945           39,528
    Prepaid expenses                                    121,316           80,804
--------------------------------------------------------------------------------
                                                      8,694,807        9,634,659

CAPITAL ASSETS (Note 3)                               1,751,837        1,758,360
--------------------------------------------------------------------------------
                                                    $10,446,644      $11,393,019
================================================================================

                                  LIABILITIES
CURRENT
    Bank indebtedness (Note 4)                      $ 2,270,523      $ 1,413,620
    Accounts payable and accrued liabilities          6,217,742        7,808,819
    Current portion of amounts Due to RCA Trusts         48,000           48,000
--------------------------------------------------------------------------------
                                                      8,536,265        9,270,439

DUE TO AFFILIATED COMPANY (Note 5)                      524,445          764,571

DUE TO RCA TRUSTS (Note 6)                              863,195          901,548

DUE TO SHAREHOLDERS (Note 7)                             73,628           73,628
--------------------------------------------------------------------------------
                                                      9,997,533       11,010,186
--------------------------------------------------------------------------------

                              SHAREHOLDER'S EQUITY

SHARE CAPITAL (Note 8)                                       99               99

RETAINED EARNINGS                                       449,012          382,734
--------------------------------------------------------------------------------
                                                        449,111          382,833
--------------------------------------------------------------------------------
                                                    $10,446,644      $11,393,019
================================================================================

Commitments (Note 10)
APPROVED ON BEHALF OF THE BOARD:
_____________________________ Director
_____________________________ Director


                                                                              2.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                       STATEMENT OF INCOME AND RETAINED EARNINGS
                                                            FOR THE PERIOD ENDED

                                                   JUNE 30, 2000   Feb 29, 2000
                                                     (4 Months)     (12 Months)
-------------------------------------------------------------------------------
SALES                                                $18,989,310   $ 53,501,788
COST OF SALES                                         17,878,719     49,854,443
-------------------------------------------------------------------------------
GROSS PROFIT                                           1,110,591      3,647,345
SELLING EXPENSES (Page 10)                               514,761      1,726,496
-------------------------------------------------------------------------------
EARNINGS FROM OPERATIONS                                 595,830      1,920,849

GENERAL AND ADMINISTRATIVE EXPENSES

   Advertising and promotion                              25,267         87,611
   Amortization                                            9,954         57,328
   Insurance                                              13,887         42,949
   Interest and bank charges                                   4         10,270
   Licences, memberships and taxes                         3,850          6,731
   Office expenses                                         9,789         49,520
   Professional fees                                      59,852         84,335
   Rent                                                   29,661         26,732
   Salaries and benefits                                 338,093      1,056,149
   Telephone                                               5,590         13,315
   Training                                                3,736         22,764
  Travel                                                  24,757         38,617
-------------------------------------------------------------------------------
NET EARNINGS BEFORE OTHER REVENUE AND (EXPENSE)          524,440      1,496,321
-------------------------------------------------------------------------------
                                                          71,390        424,528
OTHER REVENUE AND (EXPENSE)
   Interest revenue                                        2,791          3,449
   Retirement compensation agreements                         --       (450,000)
-------------------------------------------------------------------------------
NET EARNINGS (LOSS) BEFORE INCOME TAX                     74,181        (22,023)

PROVISION FOR INCOME TAXES                                 7,903             --
-------------------------------------------------------------------------------
NET EARNINGS (LOSS)                                       66,278        (22,023)

RETAINED EARNINGS,  beginning of period                  382,734        404,757
-------------------------------------------------------------------------------
RETAINED EARNINGS,  end of period                    $   449,012   $    382,734
================================================================================


                                                                              3.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                         STATEMENT OF CASH FLOWS
                                                            FOR THE PERIOD ENDED

                                                   JUNE 30, 2000   Feb 29, 2000
                                                     (4 Months)     (12 Months)
-------------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES
    Net Earnings (loss)                             $    66,278     $   (22,023)
    Items not requiring an outlay of cash:
        Amortization                                     69,005         231,357
-------------------------------------------------------------------------------
                                                        135,283         209,334
CHANGES IN NON-CASH WORKING CAPITAL BALANCES
    Accounts receivable                               1,089,473      (1,559,053)
    Inventories                                        (110,692)      1,928,631
    Prepaid expenses and deferred charges               (40,512)        (10,248)
    Accounts payable and accrued liabilities         (1,591,077)        792,304
    Income taxes payable                                  1,583         (48,036)
-------------------------------------------------------------------------------
                                                       (515,942)      1,312,932
--------------------------------------------------------------------------------
FINANCING ACTIVITIES
    Advances from (to) shareholders                          --          75,000
    Advances (to) from related parties                 (240,126)        568,278
    (Decrease) increase in Due to RCA Trusts            (38,353)        234,738
    (Increase) decrease in Bank indebtedness            856,903        (389,533)
-------------------------------------------------------------------------------
                                                        578,424         488,483
--------------------------------------------------------------------------------
INVESTING ACTIVITIES
    Additions to capital assets                         (62,482)     (1,801,415)
------------------------------------------------------------------------------
INCREASE IN CASH                                             --              --

CASH AND CASH EQUIVALENTS, beginning of period               --              --
-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, end of period            $        --     $        --
===============================================================================


                                                                              4.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000

--------------------------------------------------------------------------------

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)   Nature of operations

            The company is a computer service organization which specializes in the supply and integration of computer products, with branches in Vancouver, Calgary, Edmonton and Saskatoon. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations.

      (b)   Cash and Cash equivalents

            Cash and cash equivalents include cash on hand and balances with bank.

      (c)   Inventory

            Inventory is valued at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis.

      (d)   Capital Assets

            Capital assets are recorded at cost. Amortization is provided annually at rates calculated to write-off the assets over their estimated useful lives as follows:

                  Automotive equipment          30% diminishing balance
                  Computer equipment            30% diminishing balance
                  Computer software             30% diminishing balance
                  Leasehold improvements        20% diminishing balance
                  Office equipment              20% diminishing balance
                  Small tools                  100% diminishing balance

      (e)   Revenue Recognition

            For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

      (f)   Use of Estimates

            In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.


                                                                              5.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000
--------------------------------------------------------------------------------

2.    INVENTORY

                                                 JUNE 30, 2000      Feb 29, 2000
      -------------------------------------------------------------------------

      Inventory for resale                           890,863            780,171
      Provision for obsolete inventory               (78,031)           (78,031)

      -------------------------------------------------------------------------
                                                     812,832            702,140
      =========================================================================

3.    CAPITAL ASSETS

                                                                       JUNE 30, 2000    Feb 29, 2000
                                                         Accumulated        Net Book        Net Book
                                             Cost        Amortization          Value           Value
      ----------------------------------------------------------------------------------------------
      Automobiles                         $   10,300      $    9,982      $      318      $      353
      Computer equipment                   1,125,923         202,156         923,767         931,258
      Computer software                      346,397          20,998         325,399         190,485
      Leasehold improvements                 123,452          42,921          80,531         188,481
      Office furniture and equipment         598,753         176,931         421,822         447,783
      Small tools                                791             791              --              --
      ----------------------------------------------------------------------------------------------
                                          $2,205,616      $  453,779      $1,751,837      $1,758,360
      ==============================================================================================

4.    BANK INDEBTEDNESS

      Bank indebtedness bears interest at 8.5% and consists of the following:


                                               JUNE 30, 2000        Feb 29, 2000
      --------------------------------------------------------------------------

      Bank overdraft                              $  615,523          $  488,620
      Operating line of credit                     1,655,000             925,000
      --------------------------------------------------------------------------

                                                  $2,270,523          $1,413,620
      ==========================================================================

      As collateral for the bank indebtedness the company has provided a General Security Agreement, guarantee and postponement of claim in the amount of $425,000 from Logicorp Service Group Inc. and guarantees in the amount of $1,800,000 from the Company's Directors. Credit available under the operating line of credit is $2,000,000. The operating line of credit is reviewed annually by the bank. The next scheduled review date is Nov 30, 2000.


                                                                              6.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000
--------------------------------------------------------------------------------

5.    DUE TO AFFILIATED COMPANY

      The amounts due to Logicorp Service Group Inc. are unsecured, non-interest bearing and have no specific terms of repayment.

6.    DUE TO RCA TRUSTS

      The retirement compensation trusts were set up pursuant to section 248(1) of the Income Tax Act of Canada to provide retirement income to the three individual shareholders who own Logicorp. Logicorp has no current or future obligation to fund theses trusts other than the obligation stated here.

                                                                     JUNE 30, 2000  Feb 29, 2000
      ------------------------------------------------------------------------------------------
      Amounts due to retirement compensation agreements (RCA) trusts      $911,195      $949,548
      Less amounts due within one year                                      48,000        48,000
      ------------------------------------------------------------------------------------------

                                                                          $863,195      $901,548
      ==========================================================================================

      The amounts due to the RCA Trusts are secured by promissory notes repayable in quarterly installments of $12,000 plus interest at prime + 4 3/4%.

      Estimated principal repayments in each of the next five years is as follows:

                    2000                        $  48,000
                    2001                           48,000
                    2002                           48,000
                    2003                           48,000
                    Subsequent                    719,195

7.    DUE FROM (TO) SHAREHOLDERS

      Amounts due from (to) shareholders are unsecured, non-interest bearing and have no specific terms of repayment.

8.    SHARE CAPITAL

      Class A common voting shares
      Class B common voting shares
      Class C preferred shares

                                                   JUNE 30, 2000   Feb 29, 2000
      --------------------------------------------------------------------------

      Issued
      1,980 Class A common voting shares               $  99           $  99
      ==========================================================================


                                                                              7.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000
--------------------------------------------------------------------------------

9.    RELATED PARTY TRANSACTIONS

      The company is affiliated with Logicorp Service Group Inc. by virtue of common control. During the year the company purchased services from Logicorp Service Group Inc. and charged fees to Logicorp Service Group Inc. as follows:

                                               JUNE 30, 2000        Feb 29, 2000
      --------------------------------------------------------------------------
      Services Purchased                            633,456          $1,804,344
      Administrative support charged               $474,000          $1,035,000

      The administrative support consists of rent allocation, business taxes, insurance, administrative wages and other administration charges paid by the company on behalf of Logicorp Service Group Inc.

10.   LEASE COMMITMENTS

      The company leases office space and equipment for its operations in Edmonton, Calgary, Vancouver and Saskatoon. Lease terms vary from four to six years. Base lease payable for the next five years as follows.

                       2001                     $ 495,000
                       2002                       495,000
                       2003                       495,000
                       2004                       495,000
                       2005                       495,000

11.   FINANCIAL INSTRUMENTS

      Financial instruments consist of accounts receivable, bank indebtedness, accounts payable and accrued liabilities, amounts due to affiliated company, amounts due to RCA trusts and amounts due to related parties.

      Credit risk

      The company is subject to credit risk through trade receivables. Credit risk is minimized by a large customer base and its geographic dispersion. The company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

      Fair value of financial instruments

      The carrying value of accounts receivable, bank indebtedness, accounts payable and accrued liabilities approximate fair value because of the near term maturity of these instruments. It was not practicable to determine the fair value of amounts due to affiliated company, RCA trusts or related parties as there is no secondary market for these financial instruments.


                                                                              8.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000
--------------------------------------------------------------------------------

      Interest rate risk

      Bank indebtedness bears interest at a floating rate. The floating rate debt is subject to interest rate cash flow risk, as the required cash flows to service the debt will fluctuate as a result of changes in market rates. It is management's opinion that interest rate risk is not significant.

12.   COMPARATIVE FIGURES

      Certain of the prior year's figures have been reclassified to conform reporting standards acceptable in the United States of America. As such, internally used inventory for sale previously classified as inventory in current assets, has been classified as capital assets in the long-term section.

13.   CHANGE OF FISCAL YEAR

      The company has changed its fiscal year end from February 29 to June 30 to better reflect the natural operating cycle of the business. As a result, the current period contains four months of operating results.


                                                                              9.

                                             SCHEDULE OF DIRECT SELLING EXPENSES
                                                            FOR THE PERIOD ENDED

                                                  JUNE 30, 2000     Feb 29, 2000
                                                    (4 Months)       (12 Months)
-------------------------------------------------------------------------------

DIRECT SELLING EXPENSES

    Advertising and promotion                          71,397           240,732
    Amortization                                       59,051           174,029
    Bad debt expense                                       --             5,542
    Insurance                                           4,311             8,894
    Interest and bank charges                          59,793           199,489
    Licences, memberships and taxes                     9,464            35,658
    Office expenses                                    49,287           164,965
    Presentation expense                               10,000                --
    Professional fees                                  25,079            42,052
    Rent                                               18,270            (4,000)
    Salaries and benefits                             138,335           387,539
    Telephone                                          20,607           129,013
    Training                                            9,597            80,983
    Travel                                             39,569           261,600
    ---------------------------------------------------------------------------
                                                      514,760         1,726,496
    ===========================================================================


                                                                             10.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                            FINANCIAL STATEMENTS
                                                                   JUNE 30, 2001










                                                                 [LOGO] LOGICORP

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                                            2001

                                                                        CONTENTS

                                                                            Page
                                                                            ----
AUDITORS' REPORT                                                             1

FINANCIAL STATEMENTS

Balance Sheet                                                                2

Statements of Earnings and Deficit                                           3

Statement of Cash Flows                                                      4

Notes to the Financial Statements                                          5 - 7

Grant Thornton LLP
Chartered Accountants                                                    [LOGO]
Canadian Member Firm of
Grant Thornton International



Auditors' Report


To the Directors of
Logicorp Service Systems Ltd.

We have audited the balance sheet of Logicorp Service Systems Ltd. as at June 30, 2001 and the statements of loss and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Canada and the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2001 and the results of its opoerations and cash flows for the year then ended in conformity with accounting principles generally accepted in Canada and the United States of America.



Edmonton, Canada                                       /s/ Grant Thornton LLP
September 6, 2001                                      Chartered Accountants


2400 Scotia Place 1
10060 Jasper Avenue
Edmonton, Alberta
T5J 3R8
Tel: (780) 422-7114
Fax: (780) 426-3208
e-mail: edmonton@GrantThornton.ca

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                                   BALANCE SHEET
                                                                   AS AT JUNE 30

                                     ASSETS
                                                      2001               2001
-------------------------------------------------------------------------------
CURRENT
    Cash and cash equivalents                       $   6,374         $   3,940
    Accounts receivable                                42,964            98,298
    Income taxes receivable                                --            28,613
    Prepaid expenses                                       --                43
-------------------------------------------------------------------------------
                                                       49,338           130,894

DUE FROM AFFILIATED COMPANY (Note 2)                  561,532           524,445

GOODWILL                                                    1                 1
-------------------------------------------------------------------------------
                                                    $ 610,871         $ 655,340
===============================================================================

                                  LIABILITIES

CURRENT
    Salaries and wages payable                      $     253         $   6,293
    Income taxes payable                               13,602                --
    Due to related parties (Note 3)                   161,581           150,000
-------------------------------------------------------------------------------
                                                      175,436           156,293

DEFERRED REVENUE (Note 4)                             458,446           521,965
-------------------------------------------------------------------------------
                                                      633,882           678,258
-------------------------------------------------------------------------------

                            SHAREHOLDERS' DEFICIENCY

SHARE CAPITAL (Note 5)                                     31                31

DEFICIT                                               (23,042)          (22,949)
-------------------------------------------------------------------------------
                                                      (23,011)          (22,918)
-------------------------------------------------------------------------------
                                                    $ 610,871         $ 655,340
===============================================================================

APPROVED ON BEHALF OF THE BOARD:
_____________________________ Director
_____________________________ Director

              See accompanying notes to the financial statements


                                                                              2.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                              STATEMENTS OF EARNINGS AND DEFICIT
                                                    FOR THE PERIOD ENDED JUNE 30

                                                            2001            2000
                                                         (12 Months)     (4 Months)
-----------------------------------------------------------------------------------
REVENUE (Note 6)                                        $ 1,674,325       $ 633,456
-----------------------------------------------------------------------------------
COST OF SALES
    Product                                                 274,546          85,918
    Logistical and administrative support (Note 6)          780,392         474,000
    Salaries, wages and benefits                            291,680         101,186
-----------------------------------------------------------------------------------
                                                          1,346,618         661,104
-----------------------------------------------------------------------------------
GROSS PROFIT                                                327,707         (27,648)
-----------------------------------------------------------------------------------
EXPENSES
    Advertising and promotion                                   397              --
    Bad debt expense                                         50,060              --
    Interest and bank charges                                   128           1,491
    Office expense                                              819              41
    Salaries and benefits                                    76,440          33,856
    Training                                                    703             728
    Travel                                                       --             580
-----------------------------------------------------------------------------------
                                                            128,547          36,696
-----------------------------------------------------------------------------------
EARNINGS (LOSS) FROM OPERATIONS                             199,160         (64,344)
-----------------------------------------------------------------------------------
OTHER REVENUE
     Interest revenue                                           821              --
-----------------------------------------------------------------------------------
NET EARNINGS (LOSS) BEFORE INCOME TAX                       199,981         (64,344)

PROVISION FOR (RECOVERY OF) INCOME TAXES                     38,493          (7,568)
-----------------------------------------------------------------------------------
NET EARNINGS (LOSS)                                         161,488         (56,776)

(DEFICIT) RETAINED EARNINGS,  beginning of period           (22,949)         33,827

DIVIDENDS                                                  (161,581)             --
-----------------------------------------------------------------------------------
DEFICIT,  end of period                                 $   (23,042)      $ (22,949)
===================================================================================

               See accompanying notes to the financial statements


                                                                              3.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                         STATEMENT OF CASH FLOWS
                                                    FOR THE PERIOD ENDED JUNE 30

                                                        2001            2000
                                                     (12 Months)     (4 Months)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

  OPERATING ACTIVITIES
    Net earnings (loss)                               $ 161,488       $ (56,776)

  CHANGES IN NON-CASH WORKING CAPITAL BALANCES
    Accounts receivable                                  55,334         (26,568)
    Prepaid expenses                                         43              94
    Salaries and wages payable                           (6,040)            146
    Income taxes payable/receivable                      42,215         (15,551)
    Payable to related parties                           11,581              --
    Deferred revenue                                    (63,519)       (138,720)
-------------------------------------------------------------------------------
                                                        201,102        (237,375)
-------------------------------------------------------------------------------

  FINANCING ACTIVITIES
    Advances from (to) affiliated company               (37,087)        240,126
    Dividends                                          (161,581)             --
-------------------------------------------------------------------------------
                                                       (198,668)        240,126
-------------------------------------------------------------------------------

INCREASE IN CASH AND CASH EQUIVALENTS                     2,434           2,751

CASH AND CASH EQUIVALENTS, beginning of period            3,940           1,189
-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, end of period              $   6,374       $   3,940
===============================================================================

Supplementary cash flow information:
    Income taxes paid                                 $   2,039       $   6,117


                                                                              4.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001
--------------------------------------------------------------------------------

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)   Nature of operations

            The company is a computer service organization which specializes in the supply and integration of computer products. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations.

      (b)   Revenue recognition

            For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

      (c)   Use of estimates

            In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

      (d)   Cash and cash equivalents

            Cash and cash equivalents include cash on hand and balances with banks, net of bank overdrafts.

2.    DUE FROM AFFILIATED COMPANY

      The amounts due from Logicorp Data Systems Ltd. are unsecured, non-interest bearing and have no specific terms of repayment.

3.    DUE TO RELATED PARTIES

      Amounts due to related parties are unsecured, non-interest bearing and have no specific terms of repayment.

4.    DEFERRED REVENUE

      Deferred revenue represents maintenance contracts for which the company has received consideration, but has yet to provide the services called for under the contract.


                                                                              5.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001
--------------------------------------------------------------------------------

5.    SHARE CAPITAL

      Authorized
      Unlimited Class A common voting shares
      Unlimited Class B common non-voting shares
      Unlimited Class I preferred non-voting shares
        redeemable at issue price
      Unlimited Class II preferred non-voting shares

                                                            2001            2000
      --------------------------------------------------------------------------
      Issued
      3,000 Class A common voting shares                    $  30          $  30
      1 Class I preferred non-voting share                      1              1
      --------------------------------------------------------------------------
                                                            $  31          $  31
      --------------------------------------------------------------------------

6.    RELATED PARTY TRANSACTIONS

      The company is affiliated with Logicorp Data Systems Ltd. by virtue of common control. During the period the company sold services to Logicorp Data Systems Ltd. and was charged fees from Logicorp Data Systems Ltd. as follows:

                                                                 2001           2000
                                                              (12 Months)    (4 Months)
      --------------------------------------------------------------------------------
      Services sold                                           $1,674,325      $633,456
      Logistical and administrative support fees charged      $  780,392      $474,000

    The administrative support fee consists of rent allocation, business taxes, insurance, administrative wages and other administration charges from Logicorp Data Systems Ltd.

7.    COMPARATIVE FIGURES

      Certain balances of the preceding period have been reclassified to conform with the current period's financial statement presentation.


                                                                              6.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001
--------------------------------------------------------------------------------

8.    FINANCIAL INSTRUMENTS

      Credit risk

      The company is subject to credit risk through trade receivables. The company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

      Fair value of financial instruments

      The carrying value of cash and cash equivalents, accounts receivable, salaries and wages payable approximate fair value because of the near term maturity of these instruments. It was not practicable to determine the fair value of amounts due from the affiliated company or to related parties as there is no secondary market for these financial instruments.

9.    ECONOMIC DEPENDENCE

      All of the company's sales were to Logicop Data Systems Ltd., a related company.


                                                                              7.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                            FINANCIAL STATEMENTS
                                                                   JUNE 30, 2000










                                                                 [LOGO] LOGICORP

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                                   JUNE 30, 2000

                                                                        CONTENTS

                                                                            Page
                                                                            ----
AUDITOR'S REPORT                                                             1

FINANCIAL STATEMENTS

Balance Sheet                                                                2

Statements of Loss and Deficit                                               3

Statement of Cash Flows                                                      4

Notes to Financial Statements                                              5 - 7

Grant Thornton LLP
Chartered Accountants                                                    [LOGO]
Management Consultants
Canadian Member of
Grant Thornton International

Auditors' Report

To the Directors of
Logicorp Service Group Ltd.

We have audited the balance sheet of Logicorp Service Group Ltd. as at June 30, 2000 and the statements of income and retained earnings and cash flows for the period then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Canada and the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2000 and the results of its operations and cash flows for the period then ended in conformity with accounting principles generally accepted in Canada and the United States of America.



Edmonton, Canada                                       /s/ Grant Thornton LLP
November 2, 2000                                      Chartered Accountants


2400 Scotia Place 1
10060 Jasper Avenue
Edmonton, Alberta
T5J 3R8
Tel: (780) 422-7114
Fax: (780) 426-3208
e-mail: edmonton@GrantThornton.ca


                                                                              1.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                                   BALANCE SHEET
                                                                           AS AT

                                     ASSETS
                                                  JUNE 30, 2000     Feb 29, 2000
--------------------------------------------------------------------------------

CURRENT
    Cash and cash equivalents                         $   3,940         $  1,189
    Accounts receivable                                  98,298           71,730
    Income taxes receivable                              28,613           13,062
    Prepaid expenses                                         43              137
--------------------------------------------------------------------------------
                                                        130,894           86,118

DUE FROM AFFILIATED COMPANY (Note 2)                    524,445          764,571

GOODWILL                                                      1                1
--------------------------------------------------------------------------------
                                                      $ 655,340         $850,690
================================================================================

                                  LIABILITIES

CURRENT
    Salaries and wages payable                        $   6,293         $  6,147
    Due to related parties (Note 3)                     150,000          150,000
--------------------------------------------------------------------------------
                                                        156,293          156,147

DEFERRED REVENUE (Note 4)                               521,965          660,685
--------------------------------------------------------------------------------
                                                        678,258          816,832
--------------------------------------------------------------------------------

                            SHAREHOLDERS' DEFICIENCY

SHARE CAPITAL (Note 5)                                       31               31

(DEFICIT) RETAINED EARNINGS                             (22,949)          33,827
--------------------------------------------------------------------------------
                                                        (22,918)          33,858
--------------------------------------------------------------------------------
                                                      $ 655,340         $850,690
================================================================================

APPROVED ON BEHALF OF THE BOARD:
_____________________________ Director
_____________________________ Director

               See accompanying notes to the financial statements


                                                                              2.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                  STATEMENTS OF LOSS AND DEFICIT
                                                            FOR THE PERIOD ENDED

                                                 JUNE 30, 2000     Feb 29, 2000
                                                  (4 Months)        (12 Months)
-------------------------------------------------------------------------------

SALES                                             $   633,456       $ 1,804,346
-------------------------------------------------------------------------------
COST OF SALES
    Product                                            85,918           112,007
    Administrative support                            474,000         1,035,000
    Salaries, wages and benefits                      101,186           373,793
-------------------------------------------------------------------------------

                                                      661,104         1,520,800
-------------------------------------------------------------------------------

GROSS PROFIT                                          (27,648)          283,546
-------------------------------------------------------------------------------

EXPENSES
    Advertising and promotion                              --             5,895
    Interest and bank charges                           1,491             3,800
    Office expense                                         41             8,973
    Professional fees                                      --               591
    Salaries and benefits                              33,856            30,050
    Training                                              728            11,809
    Travel                                                580            19,931
-------------------------------------------------------------------------------

                                                       36,696            81,049
-------------------------------------------------------------------------------

(LOSS) INCOME FROM OPERATIONS                         (64,344)          202,497
-------------------------------------------------------------------------------

OTHER REVENUE
     Interest revenue                                      --                68

-------------------------------------------------------------------------------
NET (LOSS) INCOME BEFORE INCOME TAXES                 (64,344)          202,565
(RECOVERY OF) PROVISION FOR INCOME TAXES               (7,568)           32,624
-------------------------------------------------------------------------------

NET (LOSS) INCOME                                     (56,776)          169,941

RETAINED EARNINGS,  beginning of period                33,827            13,886

DIVIDENDS                                                  --          (150,000)
-------------------------------------------------------------------------------

(DEFICIT) RETAINED EARNINGS,  end of period       $   (22,949)      $    33,827
===============================================================================

               See accompanying notes to the financial statements


                                                                              3.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                         STATEMENT OF CASH FLOWS
                                                            FOR THE PERIOD ENDED

                                                    JUNE 30, 2000  Feb 29, 2000
                                                      (4 Months)    (12 Months)
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

  OPERATING ACTIVITIES
    Net (loss) income                                 $ (56,776)      $ 169,941
  CHANGES IN NON-CASH WORKING CAPITAL BALANCES
    Accounts receivable                                 (26,568)         14,105
    Prepaid expenses                                         94             735
    Salaries and wages payable                              146           5,140
    Income taxes receivable                             (15,551)        (34,407)
    Deferred revenue                                   (138,720)        562,666
-------------------------------------------------------------------------------
                                                       (237,375)        718,180

  FINANCING ACTIVITIES
    Advances from (to) affiliated company               240,126        (568,278)
    Dividends                                                --        (150,000)
-------------------------------------------------------------------------------
                                                        240,126        (718,278)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          2,751             (98)

CASH AND CASH EQUIVALENTS, beginning of period            1,189           1,287
-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, end of period              $   3,940       $   1,189
===============================================================================

Supplementary cash flow information:
    Income taxes paid                                     6,117          32,624


                                                                              4.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000
--------------------------------------------------------------------------------

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)   Nature of operations

            The company is a computer service organization which specializes in the supply and integration of computer products. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations.

      (b)   Revenue Recognition

            For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

      (c)   Use of Estimates

            In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

      (d)   Cash and cash equivalents

            Cash and cash equivalents include cash on hand and balances with banks, net of bank overdrafts.

2.    DUE FROM AFFILIATED COMPANY

      The amounts due from Logicorp Data Systems Ltd. are unsecured, non-interest bearing and have no specific terms of repayment.

3.    DUE TO RELATED PARTIES

      Amounts due to related parties are non-interest bearing and have no specific terms of repayment.

4.    DEFERRED REVENUE

      Deferred revenue represents maintenance contracts for which the company has received consideration, but has yet to provide the services called for under the contract.


                                                                              5.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000
--------------------------------------------------------------------------------

5.    SHARE CAPITAL

      Authorized
      Unlimited Class A common voting shares
      Unlimited Class B common non-voting shares
      Unlimited Class II preferred non-voting shares
      Unlimited Class I preferred non-voting shares
        redeemable at issue price
                                                    June 30, 2000   Feb 29, 2000
      --------------------------------------------------------------------------
      Issued
      3,000 Class A common voting shares                    $  30          $  30
      1 Class I preferred non-voting share                      1              1
      --------------------------------------------------------------------------
                                                            $  31          $  31
      ==========================================================================

6.    RELATED PARTY TRANSACTIONS

      The company is affiliated with Logicorp Data Systems Ltd. by virtue of common control. During the period the company sold services to Logicorp Data Systems Ltd. and was charged fees from Logicorp Data Systems Ltd. as follows:

                                                  June 30, 2000    Feb 29, 2000
                                                   (4 Months)       (12 Months)
      -------------------------------------------------------------------------
      Services Sold                                 $633,456         $1,804,346
      Administrative support fees charged           $474,000         $1,035,000

      The administrative support fee consists of rent allocation, business taxes, insurance, administrative wages and other administration charges from Logicorp Data Systems Ltd.

7.    COMPARATIVE FIGURES

      Certain balances of the preceding period have been reclassified to conform with the current period's financial statement presentation.


                                                                              6.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000
--------------------------------------------------------------------------------

8.    FINANCIAL INSTRUMENTS

      Credit risk

      The company is subject to credit risk through trade receivables. The company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

      Fair value of Financial Instruments

      The carrying value of cash and cash equivalents, accounts receivable, salaries and wages payable approximate fair value because of the near term maturity of these instruments. It was not practicable to determine the fair value of amounts due from the affiliated company or to related parties as there is no secondary market for these financial instruments.

9.    ECONOMIC DEPENDENCE

      All of the company's sales were to Logicop Data Systems Ltd., a related company.

10.   CHANGE OF FISCAL YEAR

      The company has changed its fiscal year from February 29 to June 30 to better reflect the natural operating cycle of the business.


                                                                              7.

                              591360 Alberta Ltd.
                              Amended Financial Statements
                              For the years ended June 30, 2001 and 2000

591360 Alberta Ltd.

Amended Financial Statements
For the years ended June 30, 2001 and 2000

                                                                        Contents
================================================================================

Auditors' Report                                                               2

Amended Financial Statements

    Amended Balance Sheets                                                     3

    Amended Statements of Retained Earnings                                    4

    Amended Statements of Operations                                           5

    Summary of Significant Accounting Policies                                 6

    Notes to Amended Financial Statements                                      7

                                                1000 First Edmonton Place
                                                10665 Jasper Avenue
BDO Dunwoody LLP                                Edmonton, Alberta Canada T5J 3S9
Chartered Accountants                           Telephone: (780) 423-4353
and Consultants                                 Telefax: (780) 424-2110

================================================================================

                                                                Auditors' Report

--------------------------------------------------------------------------------

To the Shareholder of
591360 Alberta Ltd.

We have audited the amended balance sheets of 591360 Alberta Ltd. as at June 30, 2001 and 2000 and the amended statements of retained earnings and operations for the years then ended. These amended financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these amended financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these amended financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2001 and 2000 and the results of its operations for the years then ended in accordance with Canadian generally accepted accounting principles.

The previous report dated January 29, 2002 has been withdrawn and the financial statements have been amended as explained in Note 6.

/s/ BDO Dunwoody LLP
Chartered Accountants

Edmonton, Alberta
January 29, 2002
Except the amendment described in Note 6 dated May 2, 2002

================================================================================
                                                             591360 Alberta Ltd.
                                                          Amended Balance Sheets

June 30                                                     2001          2000
--------------------------------------------------------------------------------
Assets

Current
    Cash                                                  $    464      $    442

Long-term investment (Note 1)                              146,190        92,361
Due from a company under common control (Note 3)            34,535        34,535
                                                          ----------------------
                                                          $181,189      $127,338
================================================================================

Liabilities and Shareholder's Equity

Current
    Accounts payable and accrued liabilities              $  3,500      $  1,250
                                                          ----------------------
Shareholder's equity
    Share capital (Note 4)                                      10            10
    Retained earnings                                      177,679       126,078
                                                          ----------------------
                                                           177,689       126,088
                                                          ----------------------
                                                          $181,189      $127,338
================================================================================

On behalf of the Board:


-----------------------------------
Director


The accompanying summary of significant accounting policies and notes are an integral part of these amended financial statements.

================================================================================
                                                             591360 Alberta Ltd.
                                         Amended Statements of Retained Earnings

For the years ended June 30                                       2001           2000
---------------------------------------------------------------------------------------
Retained earnings, beginning of year, as previously stated      $118,727      $ 106,410

Change in accounting policy (Note 6)                               7,351         19,629
                                                                -----------------------
Retained earnings, beginning of year, as restated                126,078        126,039

Net income for the year                                           51,601         37,039

Dividends paid                                                        --        (37,000)
                                                                -----------------------
Retained earnings, end of year                                  $177,679      $ 126,078
=======================================================================================

The accompanying summary of significant accounting policies and notes are an integral part of these amended financial statements.

================================================================================
                                                             591360 Alberta Ltd.
                                                Amended Statements of Operations

For the years ended June 30                             2001              2000
--------------------------------------------------------------------------------
Equity income                                         $ 53,829           $37,722
                                                      --------------------------
Expenses (recovery)
    Bank charges and interest                              (22)               22
    Professional fees                                    2,250               661
                                                      --------------------------
                                                         2,228               683
                                                      --------------------------
Net income for the year                               $ 51,601           $37,039
================================================================================


The accompanying summary of significant accounting policies and notes are an integral part of these amended financial statements.

================================================================================
                                                             591360 Alberta Ltd.
                                      Summary of Significant Accounting Policies

June 30, 2001 and 2000
--------------------------------------------------------------------------------

Nature of Business      The Company is incorporated under the laws of Alberta
                        and is a holding company.

Management Estimates    These amended financial statements have been prepared by
                        management in accordance with Canadian generally accepted accounting principles. Because the precise determination of many assets, liabilities, revenue and expenses is dependent on future events, the preparation of financial statements for a period necessarily includes the use of estimates and approximations which have been made using careful judgement. Actual results could differ from those estimates. These amended financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting principles summarized below.

Financial               Instruments The Company as part of its operations
                        carries a number of financial instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Long-term Investment    The Company accounts for its investment in a company
                        subject to significant influence on the equity method.

================================================================================
                                                             591360 Alberta Ltd.
                                           Notes to Amended Financial Statements

June 30, 2001 and 2000
--------------------------------------------------------------------------------

1.    Long-term Investment

      The Company owns 1/3 of the outstanding shares of Logicorp Service Group Ltd., a Canadian private company.

                                                         2001            2000
                                                      -------------------------
      Shares                                          $      10       $      10
      Advances receivable                               153,860         100,000
      Share of undistributed earnings                    (7,680)         (7,649)
                                                      -------------------------
                                                      $ 146,190       $  92,361
                                                      =========================

--------------------------------------------------------------------------------

2.    Income Taxes

      The Company has losses available for income tax purposes totaling $5,283. This amount can be used to reduce taxable income of future years, the benefit of which has not been recorded in these amended financial statements.

      These losses expire as follows:

                  Year                                  Amount

                  2003                                 $    731
                  2005                                      907
                  2006                                      734
                  2007                                      683
                  2008                                    2,228
                                                       --------
                                                       $  5,283
                                                       ========

--------------------------------------------------------------------------------

3.    Due From a Company Under Common Control

      The balance due from a company under common control is unsecured, non-interest bearing, with no anticipated repayments within one year.

--------------------------------------------------------------------------------

================================================================================
                                                             591360 Alberta Ltd.
                                           Notes to Amended Financial Statements

June 30, 2001 and 2000
--------------------------------------------------------------------------------

4.    Share Capital

      Authorized
         An unlimited number of Class A common, voting shares
         An unlimited number of Class B common, non-voting shares
         An unlimited number of Class I and II preferred, non-voting shares

      Issued

                                                        2001               2000
                                                        -----------------------
         1,000 Class A common shares                    $ 10               $ 10
                                                        =======================

--------------------------------------------------------------------------------

5.    Statement of Cash Flows

      A statement of cash flows was not presented since the cash flow information is readily apparent from other financial statements or is adequately disclosed in the notes to these amended financial statements.

--------------------------------------------------------------------------------

6.    Amended Financial Statements

      The Company has amended its financial statements to reflect that during the year, the Company changed its method of accounting for the investment in a company subject to significant influence from the cost method to the equity method. In addition, the Company corrected the advances receivable from this company.

      The retroactive application of the above adjustments resulted in the following changes:

                                                                          2001           2000
                                                                       -----------------------
      Increase in long-term investment                                 $ 42,320       $ 42,351
      Decrease in balance due from a company under common control       (35,000)       (35,000)
                                                                       -----------------------
      Increase in assets                                               $  7,320       $  7,351
                                                                       =======================

      Increase in opening retained earnings                            $  7,351       $ 19,629
      Increase in equity income from long-term investment                53,829         37,722
      Decrease in dividend income                                       (53,860)       (50,000)
                                                                       -----------------------
      Increase in ending retained earnings                             $  7,320       $  7,351
                                                                       =======================

--------------------------------------------------------------------------------

                                123557 Alberta Ltd.
                                (Formerly Merc Management Limited)
                                Amended Financial Statements
                                For the years ended October 31, 2001 and 2000

123557 Alberta Ltd.

Amended Financial Statements
For the years ended October 31, 2001 and 2000

                                                                        Contents
================================================================================

Auditors' Report                                                               2

Financial Statements

    Amended Balance Sheets                                                     3

    Amended Statements of Retained Earnings                                    4

    Amended Statements of Operations                                           5

    Summary of Significant Accounting Policies                                 6

    Notes to Amended Financial Statements                                      7

                                                1000 First Edmonton Place
                                                10665 Jasper Avenue
BDO Dunwoody LLP                                Edmonton, Alberta Canada T5J 3S9
Chartered Accountants                           Telephone: (780) 423-4353
and Consultants                                 Telefax: (780) 424-2110

================================================================================

                                                                Auditors' Report

--------------------------------------------------------------------------------


To the Shareholders of
123557 Alberta Ltd.

We have audited the amended balance sheets of 123557 Alberta Ltd. as at October 31, 2001 and 2000 and the amended statements of retained earnings and operations for the years then ended. These amended financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these amended financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these amended financial statements present fairly, in all material respects, the financial position of the Company as at October 31, 2001 and 2000 and the results of its operations for the years then ended in accordance with Canadian generally accepted accounting principles.

The previous report dated February 23, 2002 has been withdrawn and the financial statements have been amended as explained in Note 6.

/s/ BDO Dunwoody LLP
Chartered Accountants

Edmonton, Alberta
February 23, 2002
Except the amendment described in Note 6 dated May 1, 2002

================================================================================
                                                             123557 Alberta Ltd.
                                                          Amended Balance Sheets

October 31                                                 2001           2000
--------------------------------------------------------------------------------

Assets

Current
    Cash                                                 $     --       $  4,267
    Short-term investments                                     --         48,522
    Accounts receivable                                        --          1,000
    Income taxes recoverable                                   --          4,700
    Due from shareholders                                      --          4,355
                                                         -----------------------
                                                               --         62,844

Long-term investment (Note 1)                             151,943        153,537
                                                         -----------------------
                                                         $151,943       $216,381
================================================================================

Liabilities and Shareholders' Equity

Current
    Accounts payable and accrued liabilities             $  2,499       $  3,200
                                                         -----------------------
Shareholders' equity
    Share capital (Note 2)                                     20             20
    Retained earnings                                     149,424        213,161
                                                         -----------------------
                                                          149,444        213,181
                                                         -----------------------
                                                         $151,943       $216,381
================================================================================

On behalf of the Board:


-----------------------------
Director


-----------------------------
Director


The accompanying summary of significant accounting policies and notes are an integral part of these amended financial statements.

================================================================================
                                                             123557 Alberta Ltd.
                                         Amended Statements of Retained Earnings


For the years ended October 31                                                 2001           2000
----------------------------------------------------------------------------------------------------
Retained earnings, beginning of year, as previously stated                  $  64,852       $ 73,779

Change in accounting policy (Note 6)                                          148,309        133,557
                                                                            ------------------------
Retained earnings, beginning of year, as restated                             213,161        207,336

Net income (loss) for the year                                                (23,459)         5,825

Dividends paid                                                                (36,812)            --

Adjustment on transaction with a company under common control (Note 5)         (3,466)            --
                                                                            ------------------------
Retained earnings, end of year                                              $ 149,424       $213,161
====================================================================================================

The accompanying summary of significant accounting policies and notes are an integral part of these amended financial statements.

================================================================================
                                                             123557 Alberta Ltd.
                                                Amended Statements of Operations

For the years ended October 31                             2001           2000
-------------------------------------------------------------------------------

Revenue
    Consulting                                          $  9,000       $ 12,000
    Investment loss                                       (6,335)        (1,315)
    Equity income (loss) on long-term investment          (1,594)        14,752
                                                        -----------------------
                                                           1,071         25,437
                                                        -----------------------
Expenses
    Advertising and promotion                              8,049          7,802
    Automotive                                             4,400          4,466
    Bank charges and interest                                 38             60
    Office                                                 2,246          3,104
    Professional fees                                      5,185          1,114
    Telephone and utilities                                   --            109
    Travel                                                 4,612          2,957
                                                        -----------------------
                                                          24,530         19,612
                                                        -----------------------
Net income (loss) for the year                          $(23,459)      $  5,825
===============================================================================


The accompanying summary of significant accounting policies and notes are an integral part of these amended financial statements.

================================================================================
                                                             123557 Alberta Ltd.
                                      Summary of Significant Accounting Policies


October 31, 2001 and 2000
--------------------------------------------------------------------------------

Nature of Business      The Company is incorporated under the laws of Alberta
                        and is a holding company.

Management Estimates    These amended financial statements have been prepared by
                        management in accordance with Canadian generally accepted accounting principles. Because the precise determination of many assets, liabilities, revenue and expenses is dependent on future events, the preparation of financial statements for a period necessarily includes the use of estimates and approximations which have been made using careful judgement. Actual results could differ from those estimates. These amended financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting principles summarized below.

Financial Instruments   The Company as part of its operations carries a number
                        of financial instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Short-term Investments  Temporary investments are stated at the lower of cost and market value.

Long-term Investment    The Company accounts for its investment in a company
                        subject to significant influence on the equity method.

================================================================================
                                                             123557 Alberta Ltd.
                                           Notes to Amended Financial Statements


October 31, 2001 and 2000
--------------------------------------------------------------------------------

1.    Long-term Investment

      The Company owns 1/3 of the outstanding shares of Logicorp Data Systems Ltd., a Canadian private company.

                                                       2001              2000
                                                    ---------------------------
      Shares                                        $     33           $     33
      Advances receivable                              3,833              3,833
      Share of undistributed earnings                148,077            149,671
                                                    ---------------------------
                                                    $151,943           $153,537
                                                    ===========================

--------------------------------------------------------------------------------

2.    Share Capital

      Authorized
        10,000  Class A common, voting shares
         5,000  Class B common, non-voting shares
         5,000  preferred, non-voting shares

      Issued

                                                        2001               2000
                                                        -----------------------
           100  Class A common shares                   $ 10               $ 10
            10  Class B common shares                     10                 10
                                                        -----------------------
                                                        $ 20               $ 20
                                                        =======================
--------------------------------------------------------------------------------

3.    Income Taxes

      The Company has losses available for income tax purposes totaling $74,210. This amount can be used to reduce taxable income of future years, the benefit of which has not been recorded in these amended financial statements.

      These losses expire as follows:

              Year                                      Amount

              2004                                     $ 14,341
              2005                                          520
              2006                                       30,242
              2007                                        4,220
              2008                                       24,887
                                                       --------
                                                       $ 74,210
                                                       ========

--------------------------------------------------------------------------------

================================================================================
                                                             123557 Alberta Ltd.
                                           Notes to Amended Financial Statements

October 31, 2001 and 2000
--------------------------------------------------------------------------------

4.    Statement of Cash Flows

      A statement of cash flows was not presented since the cash flow information is readily apparent from other financial statements or is adequately disclosed in the notes to these amended financial statements.

--------------------------------------------------------------------------------

5.    Related Party Transaction

      During the year, the Company transferred a significant portion of its net assets to a company under common control for the following proceeds, which approximate fair market value.

      Cash                                                              $   406
      Short-term investments                                             38,725
      Accounts receivable                                                 2,000
      Income taxes recoverable                                            4,700
                                                                        -------
      Total proceeds                                                    $45,831
                                                                        =======

      Assumption of accounts payable                                    $ 5,885
      Assumption of shareholders' loans                                  39,946
                                                                        -------
      Total consideration                                               $45,831
                                                                        =======

      This transaction has been recorded in these amended financial statements at the carrying amount of the assets as reflected on the books of the seller being $49,297. The difference between the consideration paid and the carrying amount has been recorded as a reduction to retained earnings of $3,466.

--------------------------------------------------------------------------------

6.    Amended Financial Statements

      The Company has amended its financial statements to reflect that during the year, the Company changed its method of accounting for the investment in a company subject to significant influence from the cost method to the equity method. In addition, the Company corrected the advances receivable from this company.

      The retroactive application of the above adjustments resulted in the following changes:

                                                                       2001           2000
                                                                    ------------------------
      Increase in long-term investment                              $ 146,715       $148,309
                                                                    ========================
      Increase in opening retained earnings                         $ 148,309       $133,557
      Increase in equity income (loss) on long-term investment         (1,594)        14,752
                                                                    ------------------------
      Increase in ending retained earnings                          $ 146,715       $148,309
                                                                    ========================

--------------------------------------------------------------------------------

                           LOGICORP DATA SYSTEMS LTD.
                                 BALANCE SHEETS
                   AS AT FEBRUARY 28, 2002 AND AUGUST 31, 2001
                         (Expressed in Canadian dollars)

======================================================================================
                                                             February 28,    August 31,
                                                                 2002           2001
                                                              (unaudited)   (unaudited)
                                                                   $             $
--------------------------------------------------------------------------------------
ASSETS
Current
Accounts receivable, trade - net of allowance for doubtful
      accounts                                                 9,003,263     8,277,884
Income taxes receivable                                            4,850            --
Inventory                                                      1,824,322     1,589,057
Prepaid expenses                                                  52,265        80,526
--------------------------------------------------------------------------------------
Total current assets                                          10,884,700     9,947,467
--------------------------------------------------------------------------------------
Property and equipment, net                                    1,438,100     1,379,044
--------------------------------------------------------------------------------------
                                                              12,322,800    11,326,511
--------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current
Accounts payable - trade                                       7,480,323     4,748,929
Accrued liabilities                                              282,235       400,268
Income taxes payable                                                  --         5,570
Current portion of long-term debt                              2,037,432     3,833,802
--------------------------------------------------------------------------------------
Total current liabilities                                      9,799,990     8,988,569
--------------------------------------------------------------------------------------
Long-term debt , net of current portion                        1,579,750     1,073,459
Intercompany payable                                           1,308,944     1,060,991
--------------------------------------------------------------------------------------
Total liabilities                                             12,688,684    11,123,019
--------------------------------------------------------------------------------------
Commitments and Contingent liabilities
Shareholders' equity
Share capital
    Common shares                                                     99            99
    (Accumulated deficit)/ Retained earnings                    (365,983)      203,393
--------------------------------------------------------------------------------------
Total shareholders' equity                                      (365,884)      203,492
--------------------------------------------------------------------------------------
                                                              12,322,800    11,326,511
--------------------------------------------------------------------------------------

                           LOGICORP DATA SYSTEMS LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   (Expressed in Canadian dollars - unaudited)

=================================================================================================================
                                                    For Three Months Ended               For Six Months Ended
                                                 February 28,     February 28,      February 28,     February 28,
                                                     2002            2001               2002             2001
                                                      $                $                  $                $
-----------------------------------------------------------------------------------------------------------------
REVENUE
Product sales                                      9,811,783        9,147,134        19,349,561        22,970,595
Service sales                                        239,419          457,841           820,181         1,076,822
-----------------------------------------------------------------------------------------------------------------
                                                  10,051,202        9,604,975        20,169,742        24,047,417
-----------------------------------------------------------------------------------------------------------------

COST OF SALES
Product sales                                      8,688,269        8,176,256        17,396,001        20,631,017
Service sales                                        388,516          474,478         1,044,276         1,261,750
-----------------------------------------------------------------------------------------------------------------
                                                   9,076,785        8,650,734        18,440,277        21,892,767
-----------------------------------------------------------------------------------------------------------------

EXPENSES
Selling, general and administrative expenses         870,885          876,225         1,994,339         2,029,358
Interest and bank charges                             44,188           70,384           130,436           123,554
Depreciation and amortization                         11,176           30,259            29,009            74,434
-----------------------------------------------------------------------------------------------------------------
                                                     926,249          976,868         2,153,784         2,227,346
-----------------------------------------------------------------------------------------------------------------
(Loss) income before undernoted                       48,168          (22,627)         (424,319)          (72,696)
Provision for income taxes                                --               --                --                --
-----------------------------------------------------------------------------------------------------------------
(Loss) income and comprehensive (loss)
income for the period                                 48,168          (22,627)         (424,319)          (72,696)
-----------------------------------------------------------------------------------------------------------------

SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The company is a computer service organization, which specializes in the supply and integration of computer products, with branches in Vancouver, Calgary, Edmonton and Saskatoon. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations

Cash and cash equivalents

Cash and cash equivalents include cash on hand and balances with banks, net of bank overdrafts. The operating line of credit is included in cash and cash equivalents.

Inventory

Inventory is valued at the lower of cost and net realizable value. Cost is determined on a first-in, first out basis.

Capital assets

Capital assets are recorded at cost. Amortization is provided annually at rates calculated to write-off the assets over their estimated useful lives as follows:

        Automotive equipment                      30% diminishing value
        Computer equipment                        30% diminishing value
        Computer software                         30% diminishing value
        Leasehold improvements                    20% diminishing value
        Office equipment                          20% diminishing value
        Small tools                              100% diminishing value

Revenue recognition

For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

Use of estimates

In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

                           LOGICORP SERVICE GROUP LTD.
                                 BALANCE SHEETS
                   AS AT FEBRUARY 28, 2002 AND AUGUST 31, 2001
                         (Expressed in Canadian dollars)

================================================================================
                                                   February 28,       August 31,
                                                      2002              2001
                                                   (unaudited)       (unaudited)
                                                        $                 $
--------------------------------------------------------------------------------
ASSETS
Current
Income taxes receivable                                19,467             1,866
-------------------------------------------------------------------------------
Total current assets                                   19,467             1,866
-------------------------------------------------------------------------------
Property and equipment, net                                 1                 1
Intercompany receivable                             1,308,945         1,060,991
-------------------------------------------------------------------------------
                                                    1,328,413         1,062,858
-------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current
Accounts payable - trade                               14,539           (32,085)
Accrued liabilities                                   566,747           536,694
Current portion of long-term debt                      (4,858)          378,907
-------------------------------------------------------------------------------
Total liabilities                                     576,428           883,516
-------------------------------------------------------------------------------
Commitments and Contingent liabilities
Shareholders' equity
Share capital
    Common shares                                          31                31
    Retained earnings                                 751,954           179,311
-------------------------------------------------------------------------------
Total shareholders' equity                            751,985           179,342
-------------------------------------------------------------------------------
                                                    1,328,413         1,062,858
-------------------------------------------------------------------------------

                           LOGICORP SERVICE GROUP LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   (Expressed in Canadian dollars - unaudited)

========================================================================================================
                                                     For Three Months Ended       For Six Months Ended
                                                   February 28,  February 28,  February 28,  February 28,
                                                       2002         2001           2002          2001
                                                        $             $              $             $
--------------------------------------------------------------------------------------------------------
REVENUE
Service sales                                         274,101        258,764       696,451       775,637
--------------------------------------------------------------------------------------------------------
                                                      274,101        258,764       696,451       775,637
--------------------------------------------------------------------------------------------------------

COST OF SALES
Product sales                                              65            368           221         1,315
Service sales                                         102,100         89,800       216,623       270,707
--------------------------------------------------------------------------------------------------------
                                                      102,165         90,168       216,844       272,022
--------------------------------------------------------------------------------------------------------

EXPENSES
Selling, general and administrative expenses             (641)           427         1,057           702
Interest and bank charges                                  --            290            --           290
--------------------------------------------------------------------------------------------------------
                                                         (641)           717         1,057           992
--------------------------------------------------------------------------------------------------------
Income before undernoted                              172,577        167,879       478,550       502,623
Provision for income taxes                                 --             --            --            --
--------------------------------------------------------------------------------------------------------
Income and comprehensive income for the period        172,577        167,879       478,550       502,623
--------------------------------------------------------------------------------------------------------

SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The company is a computer service organization, which specializes in the supply and integration of computer products. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations

Revenue recognition

For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

Use of estimates

In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

Cash and cash equivalents

Cash and cash equivalents include cash on hand and balances with banks, net of bank overdrafts.

                               591360 ALBERTA LTD.
                                 BALANCE SHEETS
                   AS AT FEBRUARY 28, 2002 AND AUGUST 31, 2001
                         (Expressed in Canadian dollars)

================================================================================
                                                      February 28,    August 31,
                                                         2002           2001
                                                      (unaudited)    (unaudited)
                                                           $              $
--------------------------------------------------------------------------------
ASSETS
Cash                                                         464             464
Other receivables                                        173,395         173,395
Long-term investment                                          10              10
--------------------------------------------------------------------------------
                                                         173,869         173,869
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable - trade                                   3,500           3,500
--------------------------------------------------------------------------------
Total liabilities                                          3,500           3,500
--------------------------------------------------------------------------------
Commitments and Contingent liabilities
Shareholders' equity
Share capital
    Common shares                                             10              10
    Retained earnings                                    170,359         170,359
--------------------------------------------------------------------------------
Total shareholders' equity                               170,369         170,369
--------------------------------------------------------------------------------
                                                         173,869         173,869
--------------------------------------------------------------------------------

                               591360 ALBERTA LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   (Expressed in Canadian dollars - unaudited)

==========================================================================================================
                                                       For Three Months Ended       For Six Months Ended
                                                     February 28,  February 28,  February 28,  February 28,
                                                         2002         2001           2002         2001
                                                           $            $              $            $
----------------------------------------------------------------------------------------------------------
REVENUE
Dividend income                                            --         53,860          --            53,860
----------------------------------------------------------------------------------------------------------
                                                           --         53,860          --            53,860
----------------------------------------------------------------------------------------------------------

EXPENSES
Selling, general and administrative expenses               --          2,228          --             2,228
----------------------------------------------------------------------------------------------------------
                                                           --          2,228          --             2,228
----------------------------------------------------------------------------------------------------------
Income before undernoted                                   --         51,632          --            51,632
Provision for income taxes                                 --             --          --                --
----------------------------------------------------------------------------------------------------------
Income and comprehensive income for the period             --         51,632          --            51,632
----------------------------------------------------------------------------------------------------------

SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The company is incorporated under the laws of Alberta and is a holding company.

Management Estimates

The financial statements have been prepared by management in accordance with Canadian generally accepted accounting principles. Because the precise determination of many assets, liabilities, revenue and expenses is dependent on future events, the preparation of financial statements for a period is necessarily includes he use of estimates and approximations which have been made using careful judgement. Actual results could differ from those estimates. These financial statements have in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting principles summarized below.

Financial Instruments

The company as part of its operations carries a number of financial instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Long-term Investments

The investment in shares is recorded at cost.

                               123557 ALBERTA LTD.
                                 BALANCE SHEETS
                   AS AT FEBRUARY 28, 2002 AND AUGUST 31, 2001
                         (Expressed in Canadian dollars)

================================================================================
                                                      February 28,    August 31,
                                                         2002           2001
                                                      (unaudited)    (unaudited)
                                                           $              $
--------------------------------------------------------------------------------
ASSETS
Long-term investment                                       5,228           5,228
--------------------------------------------------------------------------------
                                                           5,228           5,228
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable - trade                                   2,499           2,499
--------------------------------------------------------------------------------
Total liabilities                                          2,499           2,499
--------------------------------------------------------------------------------
Commitments and Contingent liabilities
Shareholders' equity
Share capital
    Common shares                                             20              20
    Retained earnings                                      2,709           2,709
--------------------------------------------------------------------------------
Total shareholders' equity                                 2,729           2,729
--------------------------------------------------------------------------------
                                                           5,228           5,228
--------------------------------------------------------------------------------

                               123557 ALBERTA LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   (Expressed in Canadian dollars - unaudited)

==========================================================================================================
                                                     For Three Months Ended         For Six Months Ended
                                                   February 28,  February 28,    February 28,  February 28,
                                                       2002         2001             2002         2001
                                                         $            $                $            $
----------------------------------------------------------------------------------------------------------
REVENUE
Consulting                                              --          2,250              --           9,000
Investment loss                                         --             --              --          (6,335)
---------------------------------------------------------------------------------------------------------
                                                        --          2,250              --           2,665
---------------------------------------------------------------------------------------------------------

EXPENSES
Selling, general and administrative expenses            --          6,132              --          24,530
---------------------------------------------------------------------------------------------------------
                                                        --          6,132              --          24,530
---------------------------------------------------------------------------------------------------------
Loss before undernoted                                  --         (3,882)             --         (21,865)
Provision for income taxes                              --             --              --              --
---------------------------------------------------------------------------------------------------------
Loss and comprehensive loss for the period              --         (3,882)             --         (21,865)
---------------------------------------------------------------------------------------------------------

SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The company is incorporated under the laws of Alberta and is a holding company.

Management Estimates

The financial statements have been prepared by management in accordance with Canadian generally accepted accounting principles. Because the precise determination of many assets, liabilities, revenue and expenses is dependent on future events, the preparation of financial statements for a period is necessarily includes he use of estimates and approximations which have been made using careful judgement. Actual results could differ from those estimates. These financial statements have in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting principles summarized below.

Financial Instruments

The company as part of its operations carries a number of financial instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Short-term Investments

Temporary investments are stated at the lower of cost and market value.

Long-term Investments

The investment in shares is recorded at cost.

                                   EXHIBIT "D"

                             CHELL GROUP CORPORATION
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                   (Unaudited - Expressed in Canadian dollars)

      On March 15, 2002, Chell Group Corporation ("Chell"), through its wholly-owned subsidiary Chell Merchant Capital Group, acquired, effective as of January 1, 2002, all of the outstanding capital stock of Logicorp Data Systems Ltd., Logicorp Service Group Ltd., 123557 Alberta Ltd. and 591360 Alberta Ltd. ("Logicorp"). The aggregate purchase price was $14,182,048, satisfied by $1,500,000 in cash, the issuance of two non-interest bearing promissory notes with a maturity value of $2,540,000 and the issuance of 5,355,000 shares.

      The acquisition is accounted for using the purchase method of accounting, with the assets acquired and the liabilities assumed recorded at fair values. The results of operations of Logicorp will be included as with those of Chell as of the acquisition date. The pro forma condensed consolidated balance sheet as of February 28, 2002 is based on the historical balance sheet of Chell and Logicorp as of that date. The pro forma condensed consolidated statement of operations for the 6 months ended February 28, 2002 is based on the historical statement of operations of Chell and Logicorp for that period. The pro forma statement of operations assumes the acquisition took place on September 1, 2001.

      The pro forma condensed consolidated statement of operations for the year ended August 31, 2001 is based on the historical statement of operations of Chell and Logicorp for that period. The pro forma statement of operations assumes the acquisition took place on September 1, 2000.

      The pro forma condensed financial statements are not intended to be indicative of the financial position or results of operations which actually would have been realized had the acquisition occurred at the date assumed, nor of the future results of operations of the combined entities. The accompanying pro forma condensed financial statements should be read in conjunction with the historical financial statements and notes of Chell

                             CHELL GROUP CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                             As at February 28, 2002
                   (Unaudited - Expressed in Canadian dollars)

                                                                   Logicorp    591360      123557
                                    Chell Group   Logicorp Data     Service    Alberta     Alberta     Adjustments
                                    Corporation    Systems Ltd.   Group Ltd.     Ltd.        Ltd.        (Note 2)      Pro forma
                                    -----------    -----------    ---------   --------    ---------    -----------    -----------
ASSETS
Current

Cash and cash equivalents             1,597,381             --           --       464            --     (1,500,000)        97,845
Accounts receivable, trade - net        858,705      9,003,263           --        --            --             --      9,861,968
Other receivables                       459,968             --           --   173,395            --       (173,395)       459,968
Income taxes receivable                 140,689          4,850       19,467        --            --             --        165,006
Inventory                                   693      1,824,322           --        --            --             --      1,825,015
Prepaid expenses                        258,528         52,265           --        --            --             --        310,793
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
                                      3,315,964     10,884,700       19,467   173,859            --     (1,673,395)    12,720,595
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
Property and equipment, net           6,272,179      1,438,100            1        --            --             --      7,710,280
Licenses, net                           236,524             --           --        --            --             --        236,524
Goodwill, net                           107,854             --           --        --            --     13,448,111     13,555,965
Investment in Wareforce                 176,518             --           --        --            --             --        176,518
Deposit on purchase                   1,689,710             --           --        --            --             --      1,689,710
Other assets, net of
  amortization                          614,540             --           --        --            --             --        614,540
Long-term investments                        --             --           --        10         5,228             --          5,238
Inter-company receivable                     --             --    1,308,945        --            --     (1,308,945)            --
Net assets from discontinued
  operations                          2,488,932             --           --        --            --             --      2,488,932
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
                                     14,902,221     12,322,800    1,328,413   173,869         5,228     10,465,771     39,198,302
                                    ===========    ===========    =========   =======   ===========    ===========    ===========
LIABILITIES AND SHAREHOLDERS'
  EQUITY
Current
Accounts payable - trade              2,098,766      7,480,322       14,539     3,500         2,499      2,300,000     11,899,626
Accrued liabilities                   1,532,155        218,235      561,889        --            --       (146,965)     2,165,314
Current portion of long-term debt     7,872,726      2,037,432           --        --            --             --      9,910,158
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
Total current liabilities            11,503,647      9,735,989      576,428     3,500         2,499      2,153,035     23,975,098
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
Long-term debt, net of current
  portion                             3,398,324      1,579,750           --        --            --             --      4,978,074
Deferred income taxes payable            30,000             --           --        --            --             --         30,000
Inter-company payable                        --      1,308,945           --        --            --     (1,308,945)            --
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
                                     14,931,971     12,624,684      576,428     3,500         2,499        844,090     28,983,172
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
Commitments and Contingent
  liabilities
Shareholders' equity
Share capital
Preferred shares                          7,294             --           --        --            --             --          7,294
Common shares                           645,400             99           31        10            20        394,964      1,040,524
Capital in excess of par value       15,608,743             --           --        --            --      9,757,956     25,366,699
Retained earnings (deficit)         (16,291,187)      (301,983)     751,954   170,359         2,709       (531,239)   (16,199,387)
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
                                        (29,750)      (301,884)     751,985   170,369         2,729      9,621,681     10,215,130
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
                                     14,902,221     12,322,800    1,328,413   173,869         5,228     10,465,771     39,198,302
                                    ===========    ===========    =========   =======   ===========    ===========    ===========

See accompanying notes to pro forma condensed financial statements

                             CHELL GROUP CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     THE SIX MONTHS ENDED FEBRUARY 28, 2002
                   (Unaudited - Expressed in Canadian dollars)

                                                               Logicorp                  123557
                                  Chell Group   Logicorp Data   Service      591360      Alberta    Adjustments
                                  Corporation    Systems Ltd.  Group Ltd.  Alberta Ltd.    Ltd.       (Note 2)        Pro forma
                                       $               $           $            $           $            $               $
                                   ----------    -----------    -------     --------     --------    ----------    -----------
REVENUE                             6,020,517     24,395,268    824,647           --           --            --     31,240,432
COST OF SALES                       2,524,622     22,300,948    249,681           --           --            --     25,075,251
                                   ----------    -----------    -------     --------     --------    ----------    -----------
                                    3,495,895      2,094,320    574,966           --           --            --      6,165,181
                                   ----------    -----------    -------     --------     --------    ----------    -----------
EXPENSES
Selling, general and
   administrative                   3,996,244      2,400,979      2,045           --           --            --      6,399,268
Interest and bank charges           1,172,627        163,764        278           --           --        26,430      1,363,099
Depreciation and amortization       1,127,068         34,953         --           --           --            --      1,162,021
                                   ----------    -----------    -------     --------     --------    ----------    -----------
Income (loss) from continuing
   operations                      (2,800,044)      (505,376)   572,643           --           --       (26,430)    (2,759,207)
                                   ----------    -----------    -------     --------     --------    ----------    -----------
Loss from discontinued
  operations (net of income tax)     (854,744)            --         --                                      --       (854,744)
                                   ----------    -----------    -------     --------     --------    ----------    -----------
Net income (loss) and
   comprehensive income
   (loss) for the period           (3,654,788)      (505,376)   572,643           --           --       (26,430)    (3,613,951)
                                   ==========    ===========    =======     ========     ========    ==========    ===========
Pro forma information

Loss per share                     $    (0.38)                                                                     $     (0.24)
Shares used in calculation          9,587,540                                                                       14,942,540
                                   ----------    -----------    -------     --------     --------    ----------    -----------

See accompanying notes to pro forma condensed financial statements

                             CHELL GROUP CORPORATION
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002
                   (Unaudited - Expressed in Canadian dollars)

Note 1. Significant accounting policies

Basis of presentation

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. They are expressed in Canadian dollars which is the currency of the primary economic environment in which operations are conducted.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Basis of consolidation

All significant intercompany transactions have been eliminated.

Foreign exchange translation

U.S. dollar accounts in these consolidated financial statements are translated into Canadian dollars on the following bases:

[a] The assets and liabilities denominated in foreign currencies are translated at the exchange rate in effect at the consolidated balance sheet dates.

[b] Revenue and expenses are translated at a rate approximating the rates of exchange prevailing on the dates of the transactions.

[c] Any gains and losses on foreign currency transactions are recorded in operations as incurred.

Revenues

Revenue from network services is recognized on a monthly basis beginning when the systems are installed on the purchasers' premises. The payment terms are on a monthly basis.

Revenue from Pay-tv is recognized at the time of viewing.

Revenue from event programming is recognized upon completion of the contract.

Revenue from advertising sponsorship is recognized on a monthly basis over the term of the contract.

Revenue from video sales and video dubbing is recognized upon shipment.

Revenue from the sale of computer products is recognized when the products are shipped.

Revenue from maintenance contracts is recognized when the service has been provided.

Software sales are recognized in accordance with the American Institute of Certified Public Accountants Statement of Position (SOP) 97-2, "Software Revenue Recognition." Pursuant to SOP 97-2, software sales are recognized on sales contracts when all of the following conditions are met: a signed contract is obtained, delivery has occurred, the total sales price is fixed and determinable, collectibility is probable, and any uncertainties with regard to customer acceptance are insignificant. For those contracts that include a combination of software and services, sales are allocated among the different elements based on company-specific evidence of fair value of each element. Sales allocated to software are recognized as the above criteria are met. Sales allocated to services are recognized as services are performed and accepted by the customer or, for maintenance agreements, ratably over the life of the related contract.

Cash and cash equivalents

Cash and cash equivalents include cash and term deposits, which mature in less than three months from the date of issue. The carrying value of term deposits approximates their fair values.

Short-term investments

Investments at February 28, 2002 and 2001 consist of debt securities and marketable equity securities. The Company has classified its portfolio as "trading". Trading securities are bought and held principally for the purpose of selling them in the near term and are recorded at fair value. Unrealized gains and losses on trading securities are included in the determination of net income
(loss) for the year. The fair value of these securities represents current quoted market offer prices.

Inventory

Inventory consists of finished goods held for sale or rent, which are valued at the lower of cost, using the first-in, first-out method, and net realizable value.

Property and equipment

Property and equipment are stated at cost less accumulated depreciation. Equipment is depreciated using a declining balance rate of 20%. Computer equipment as well as masters and libraries are depreciated using a declining balance rate of 30%. Automobiles are depreciated on a straight-line basis over 3 years, buildings on a straight-line basis over 25 years, software on a straight-line basis over 3 years and rental equipment and leasehold improvements both on a straight-line basis over 5 years.

On an ongoing basis, management reviews the valuation and depreciation of property and equipment, taking into consideration any events and circumstances which might have impaired the carrying value. The Company assumes there is an impairment if the carrying amount is greater than the expected net future cash flows. The amount of impairment, if any, is measured based on projected discounted future cash flows, using a discount rate that reflects the Company's average cost of funds.

Software development costs

The Company capitalizes the costs of software development when technological feasibility of the computer software product is established. Capitalization of software ceases when the product is available for release to customers. Capitalized costs are amortized on the basis of products sold. Licenses and goodwill

Licenses are stated at cost less accumulated amortization. Amortization for the NTNC license is provided over a 25-year period using the straight-line basis to December 31, 2015. Accumulated amortization amounted to $143,763 at February 28, 2002 [2001 - $131,260].

On August 28, 1998, the Company entered into an agreement [the "Players license"] for $78,401 [U.S.$50,000] with Players Network Inc. ["Players"], whereby the Company was appointed by Players as the exclusive Canadian distributor of its products. The Company was also granted the irrevocable option, by Players, to purchase from treasury up to 50,000 common shares in the capital stock of Players, at a purchase price of $1.75 per share (U.S.). This option expired on August 28, 2000 and was not exercised. The agreement provided the Company the right to terminate the agreement for the 30-day period immediately following the end of the first year of the term of the agreement. In the event the agreement is so terminated, the Company would receive, from treasury, 50,000 common shares in the capital stock of Players. The agreement was not terminated. Amortization of this license is provided over a 10-year period using the straight-line basis to 2009. Accumulated amortization amounted to $27,463 [2001 - $19,617].

Goodwill is stated at cost less accumulated amortization. Amortization is provided using the straight-line basis over a period varying from 10 to 20 years, depending on the transaction that generated the goodwill. Accumulated amortization amounted to $28,924 [2001 - $nil], net of amounts included in discontinued operations.

On an ongoing basis, management reviews the valuation and amortization of the licenses and goodwill, taking into consideration any events and circumstances which might have impaired the fair value. The Company assumes there is an impairment if the carrying amount is greater than the expected net future cash flows. The amount of impairment, if any, is measured based on projected discounted future cash flows, using a discount rate that reflects the Company's average cost of funds. (See "Recent Pronouncements" below)

Other assets

Other assets are stated at cost net of amortization. Amortization is provided using a straight-line basis over the estimated life of the assets.

Income taxes

The Company accounts for deferred income tax assets and liabilities based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in accordance with SFAS No. 109.

Earnings per share

Basic earnings per share are computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the period excluding contingent shares issued in accordance with SFAS No. 128. Diluted earnings per share are calculated in accordance with the treasury stock method and are based on the weighted average number of common shares and dilutive common share equivalents outstanding.

Employee stock options

The Company accounts for its stock option plans and its employee stock purchase plan in accordance with the provisions of the Accounting Principles Board's Opinion No. 25, "Accounting for Stock Issued to Employees" ["APB 25"].

Note 2. Pro forma adjustments

Pro forma adjustment to record the purchase of Logicorp:

Components of purchase price:

Cash                                           1,500,000
Notes payable                                  2,300,000
Issuance of shares                            10,153,080
Shareholders Equity of Logicorp                 (504,969)
                                             -----------
Goodwill                                      13,448,111
                                             ===========

Pro forma adjustment to record interest expense on notes payable issued to purchase Logicorp:

      Interest expense                                  26,430
           Accrued liabilities                                26,430



Pro forma adjustment to eliminate intercompany accounts:

      Inter-company payable (Logicorp Data Systems Ltd.)         1,308,945
      Accrued Liabilities (Logicorp Service Group Ltd.)            173,395
           Inter-company receivable (Logicorp Service Group Ltd.)      1,308,945
           Other receivables (591360 Alberta Ltd.)                       173,395

                             CHELL GROUP CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         THE YEAR ENDED AUGUST 31, 2001
                   (Unaudited - Expressed in Canadian dollars)

                                                                    Logicorp      591360    123557
                                    Chell Group   Logicorp Data  Service Group   Alberta    Alberta    Adjustments
                                   Corporation     Systems Ltd.       Ltd.         Ltd.       Ltd.       (Note 1)      Pro forma
                                         $              $              $            $          $             $              $
                                   ------------    ----------      ---------     ------   ----------    -----------   ------------
REVENUE                              18,222,374    60,315,656      1,696,592     50,000       10,685             --     80,295,307

COST OF SALES                         6,818,111    54,132,802        633,490         --           --             --     61,584,403
                                   ------------    ----------      ---------     ------   ----------    -----------   ------------
                                     11,404,263     6,182,854      1,063,102     50,000       10,685             --     18,710,904
                                   ------------    ----------      ---------     ------   ----------    -----------   ------------
EXPENSES

Selling, general and
  administrative                     16,421,578     5,610,940        869,911        683       19,612             --     22,922,724
Loss from equity investment             301,100            --             --         --           --             --        301,100
Write-off of leaseholds                 355,560            --             --         --           --             --        355,560
Interest and bank charges               881,398       286,395             --         --           --        125,157      1,292,950
Depreciation and
   amortization                       3,040,407        60,986             --         --           --             --      3,101,393
Minority Interest                        27,061            --             --         --           --             --         27,061
                                   ------------    ----------      ---------     ------   ----------    -----------   ------------
Income (loss) from
   continuing operations             (9,622,841)      224,533        193,191     49,317       (8,927)      (125,157)    (9,289,884)
                                   ------------    ----------      ---------     ------   ----------    -----------   ------------
Loss from discontinued
   operations (net of income tax)    (1,603,384)           --             --         --           --             --     (1,603,384)
                                   ------------    ----------      ---------     ------   ----------    -----------   ------------
Net income (loss) and
   comprehensive income
   (loss) for the period            (11,226,225)      224,533        193,191     49,317       (8,927)      (125,157)   (10,893,268)
                                   ============    ==========      =========     ======   ==========    ===========   ============
Pro forma information
Loss per share                     $      (1.34)                                                                      $       (0.79)
Shares used in calculation            8,393,589                                                                         13,748,589
                                   ------------    ----------      ---------     ------   ----------    -----------   ------------

See accompanying notes to pro forma condensed financial statements

                             CHELL GROUP CORPORATION
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED AUGUST 31, 2001
                   (Unaudited - Expressed in Canadian dollars)

Note 1.  Pro forma adjustments

Pro forma adjustment to record interest expense on notes payable issued to purchase Logicorp:


      Interest expense                                  125,157
           Accrued liabilities                                125,157

                                   EXHIBIT "E"
                           CERTIFICATE OF DESIGNATION
                                       OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                             CHELL GROUP CORPORATION

           ----------------------------------------------------------

           Pursuant to Section 502(d) of the Business Corporation Law
                            of the State of New York

           ----------------------------------------------------------

      Chell Group Corp., a corporation organized and existing under the State of New York (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation on January 22, 2002, in accordance with the provisions of Section 708(b) of the Business Corporation Law of the State of New York;

      RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors" or the "Board") in accordance with the provisions of its Certificate of Incorporation, the Board of Directors hereby authorizes a series of the Corporation's previously authorized Preferred Stock, par value $.01 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

      Series "B" Convertible Preferred Stock:

                                    ARTICLE 1
                                   DEFINITIONS

      The terms defined in this Article whenever used in this Certificate of Designation have the following respective meanings:

      (a) "Additional Capital Shares" has the meaning set forth in Section
6.1(c).

      (b) "Affiliate" has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

      (c) "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

      (d) "Capital Shares" means the Common Shares and any other shares of any other class or series of capital stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of the Corporation.

      (e) "Common Shares" or "Common Stock" means shares of common stock, par value $ .0467 per share, of the Corporation.

      (f) "Common Stock Issued at Conversion", when used with reference to the securities issuable upon conversion of the Series B Preferred Stock, means all Common Shares now or hereafter

Outstanding and securities of any other class or series into which the Series B Preferred Stock hereafter shall have been changed or substituted, whether now or hereafter created and however designated.

      (g) "Conversion Date" means any day on which all or any portion of shares of the Series B Preferred Stock is converted in accordance with the provisions hereof.

      (h) "Conversion Notice" means a written notice of conversion substantially in the form annexed hereto as Annex I.

      (i) "Conversion Price" means on any date of determination the applicable price for the conversion of shares of Series B Preferred Stock into Common Shares on such day as set forth in Section 6.1.

      (j) "Corporation" means Chell Group Corporation, a New York corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the Corporation's assets, or otherwise.

      (k) "Current Market Price" means on any date of determination the closing bid price of a Common Share in the regular day session on such day as reported on Nasdaq; provided, if such security is not listed or admitted to trading on Nasdaq, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market in the regular day session on the day in question as reported by Bloomberg LP, or a similar generally accepted reporting service, as the case may be.

      (l) "Holder" means The Shaar Fund Ltd., any successor thereto, or any Person or Persons to whom the Series B Preferred Stock is subsequently transferred in accordance with the provisions hereof.

      (m) "Issue Date" means, as to any share of Series B Preferred Stock, the date of issuance of such share.

      (n) "Junior Securities" means all capital stock of the Corporation.

      (o) "Liquidation Preference" means, with respect to a share of the Series B Preferred Stock, an amount equal to the sum of (i) the Stated Value thereof, plus (ii) an amount equal to 30% of such Stated Value, plus (iii) the aggregate of all accrued and unpaid dividends (whether or not earned or declared, whether or not there were funds legally available for the payment of dividends and whether or not a Dividend Payment Due Date has occurred since the last dividend payment) on such share of Series B Preferred Stock until the most recent Dividend Payment Due Date; provided that, in the event of an actual liquidation, dissolution or winding up of the Corporation, the amount referred to in clause
(iii) above shall be calculated by including accrued and unpaid dividends to the actual date of such liquidation, dissolution or winding up, rather than the Dividend Payment Due Date referred to above.

      (p) "Mandatory Conversion Date" has the meaning set forth in Section 6.8.

      (q) "Market Price" per Common Share means the arithmetic mean of the closing bid prices of the Common Shares in the regular day session as reported on Nasdaq for the three Trading Days on which the three lowest closing bid prices in the regular day session are reported during any Valuation Period, it being understood that such three Trading Days need not be consecutive; provided, if such security is not listed or admitted to trading on Nasdaq, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security in the regular day session on the over-the-counter market on the day in question as reported by Bloomberg LP, or a similar generally accepted reporting service, for the three Trading Days on which the three lowest closing bid prices in the regular day session are reported during any Valuation Period, it being understood that such three Trading Days need not be consecutive.

      (r) "Nasdaq" means the Nasdaq Market.

      (s) "Outstanding", when used with reference to Common Shares or Capital Shares (collectively, "Shares"), means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that any such Shares directly or indirectly owned or held by or for the account of the Corporation or any Subsidiary of the Corporation shall not be deemed "Outstanding" for purposes hereof.

      (t) "Person" means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

      (u) "Redemption Date" has the meaning set forth in Section 6.5.

      (v) "Registration Rights Agreement" means that certain Registration Rights Agreement to be dated as of January 23, 2002 between the Corporation and The Shaar Fund Ltd.

      (w) "SEC" means the United States Securities and Exchange Commission.

      (x) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

      (y) "Securities Exchange Agreement" means that certain Securities Exchange Agreement to be dated as of January 23, 2002 between the Corporation and The Shaar Fund Ltd.

      (z) "Series B Preferred Shares" or "Series B Preferred Stock" means the shares of Series B Convertible Preferred Stock of the Corporation or such other convertible preferred stock of the Corporation as may be exchanged therefor.

      (aa) "Stated Value" has the meaning set forth in Article 2.

      (bb) "Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Corporation.

      (cc) "Trading Day" means any day on which (a) purchases and sales of securities authorized for quotation on Nasdaq are reported thereon, (b) no event which results in a material suspension or limitation of trading of the Common Shares on Nasdaq has occurred and (c) at least one bid for the trading of Common Shares is reported on Nasdaq.

      (dd) "Valuation Event" has the meaning set forth in Section 6.1.

      (ee) "Valuation Period" means the period of 10 Trading Days immediately preceding the Conversion Date; provided, however, that if a Valuation Event occurs during a Valuation Period on a date less than 5 Trading Days before the Conversion Date, the Valuation Period shall be extended until the date 5 Trading Days after the occurrence of the Valuation Event.

      All references to "cash" or "$" herein mean currency of the United States of America.

                                    ARTICLE 2
                             DESIGNATION AND AMOUNT

      The designation of this series, which consists of 450,000 shares of Preferred Stock, shall be Series B Convertible Preferred Stock (the "Series B Preferred Stock") and the stated value shall be $10 per share (the "Stated Value").

                                    ARTICLE 3
                                      RANK

      The Series B Preferred Stock shall rank prior to any other capital stock of the Corporation.

                                    ARTICLE 4
                                    DIVIDENDS

      (a) If the Corporation shall at any time or from time to time after the Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin-off) on shares of its Common Stock, then, and in each such case, the Corporation shall declare, order, pay and make the same dividend or distribution to each Holder of Series B Preferred Stock as would have been made with respect to the number of Common Shares the Holder would have received had it converted all of its Series B Preferred Shares, immediately prior to such dividend or distribution.

                                    ARTICLE 5
              LIQUIDATION PREFERENCE; MERGERS, CONSOLIDATIONS, ETC.

      (a) If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 30 consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, no distribution shall be made to the holders of any shares of capital stock of the Corporation upon liquidation, dissolution or winding-up unless prior thereto, the Holders of shares of Series B Preferred Stock, subject to this Article 5, shall have received the Liquidation Preference with respect to each share.

      (b) Except as set forth on Schedule 5(b), which is attached hereto, in case the Corporation shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Corporation is not the survivor or where there is a change in or distribution with respect to the Common Stock of the Corporation), sell, convey, transfer, or otherwise dispose of all or substantially all its property, assets or business to another person, or effectuate a transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of (each, a "Fundamental Corporate Change") and, pursuant to the terms of such Fundamental Corporate Change, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Corporation, then each Holder of Series B Preferred Stock shall have the right thereafter, at its sole option, either (x) to require the Corporation to deem such Fundamental Corporate Change to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall be required to distribute, upon consummation of and as a condition to, such Fundamental Corporate Change an amount equal to 0% of the Liquidation Preference with respect to each outstanding share of Series B Preferred Stock, (y) to receive the number of shares of common stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and Other Property as is receivable upon or as a result of such Fundamental Corporate Change by a holder of the number of shares of Common Stock into which such Series B Preferred Stock may be converted at the Conversion Price applicable immediately prior to such Fundamental Corporate Change or (z) require the Corporation, or such successor, resulting or purchasing corporation, as the case may be, to, without benefit of any additional consideration therefor, to execute and deliver to the Holder shares of its Preferred Stock with substantial identical rights, preferences, privileges, powers, restrictions and other terms as the Series B Preferred Stock equal to the number of shares of Series B Preferred Stock held by such Holder immediately prior to such Fundamental Corporate Change; provided, that all Holders of Series B Preferred Stock shall be deemed to elect the option set forth in clause (x) above if at least a majority in interest of such Holders elect such option. For purposes of this Section 5(b), "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 5(b) shall similarly apply to successive Fundamental Corporate Changes.

                                    ARTICLE 6
                          CONVERSION OF PREFERRED STOCK

            Section 6.1 Conversion; Conversion Price

      At the option of the Holder, the shares of Series B Preferred Stock may be converted, either in whole or in part, into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share) at any time and from time to time following the Issue Date at a Conversion Price per share of Common Stock equal to $1.00 (subject to adjustment for any stock split or stock combination to occur after the date hereof), (the "Conversion Price"). The number of shares of Common Stock due upon conversion of Series B Preferred Stock shall be (i) the number of shares of Series B Preferred Stock to be converted, multiplied by (ii) the Stated Value and divided by (iii) the applicable Conversion Price.

      Within two Business Days of the occurrence of a Valuation Event, the Corporation shall send notice thereof to each Holder. Notwithstanding anything to the contrary contained herein, if a Valuation Event occurs during any Valuation Period, the Holder may convert some or all of its Series B Preferred Stock, at its sole option, at a Conversion Price equal to the Current Market Price on any Trading Day during the Valuation Period.

      For purposes of this Section 6.1, a "Valuation Event" shall mean an event in which the Corporation takes any of the following actions:

      (a) subdivides or combines its Capital Shares; and

      (b) makes any distribution on its Capital Shares without reasonable consideration;

      Section 6.2 Exercise of Conversion Privilege

      (a) Conversion of the Series B Preferred Stock may be exercised, in whole or in part, by the Holder by telecopying an executed and completed Conversion Notice to the Corporation. Each date on which a Conversion Notice is telecopied to the Corporation in accordance with the provisions of this Section 6.2 shall constitute a Conversion Date. The Corporation shall convert the Preferred Stock and issue the Common Stock Issued at Conversion, and all voting and other rights associated with the beneficial ownership of the Common Stock Issued at Conversion shall vest with the Holder, effective as of the Conversion Date at the time specified in the Conversion Notice. The Conversion Notice also shall state the name or names (with addresses) of the Persons who are to become the holders of the Common Stock Issued at Conversion in connection with such conversion. The Holder shall deliver the shares of Series B Preferred Stock to the Corporation by express courier within 30 days following the Conversion Date. Upon surrender for conversion, the Preferred Stock shall be accompanied by a proper assignment thereof to the Corporation or be endorsed in blank. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than five Business Days after the Corporation's receipt of such Conversion Notice, the Corporation shall (i) issue the Common Stock issued at Conversion in accordance with the provisions of this Article 6, and (ii) cause to be mailed for delivery by overnight courier to the Holder (x) a certificate or certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion, (y) cash, as provided in Section 6.3, in respect of any fraction of a Common Share issuable upon such conversion and (z) if the Corporation chooses to pay accrued and unpaid dividends in cash, cash in the amount of accrued and unpaid dividends as of the Conversion Date. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates so long as the Series B Preferred Stock shall have been surrendered as aforesaid at such time, and at such time the rights of the Holder of the Series B Preferred Stock, as such, shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons. The Conversion Notice shall constitute a contract between the Holder and the Corporation, whereby the Holder shall be deemed to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 6.3), to surrender the Series B Preferred Stock and to release the Corporation from all liability thereon. No cash payment aggregating less than $1.00 shall be required to be given unless specifically requested by the Holder.

      (b) If, at any time (i) the Corporation challenges, disputes or denies the right of the Holder hereof to effect the conversion of the Series B Preferred Stock into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this Section 6.2 or (ii) any third party commences any lawsuit or proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the Holder hereof to effect the conversion of the Series B Preferred Stock into Common Shares, then the Holder shall have the right, by written notice to the Corporation, to require the Corporation promptly to redeem the Series B Preferred Stock for cash at a redemption price equal to 135% of the Stated Value thereof together with all accrued and unpaid dividends (whether or not earned or declared, whether or not there were funds legally available for the payment of dividends and whether or not a Dividend Payment Due

Date has occurred since the last dividend payment) thereon (the "Mandatory Purchase Amount"). Under any of the circumstances set forth above, the Corporation shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

      (c) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. or any other comparable applicable bankruptcy related law (the "Bankruptcy Code"). In the event the Corporation is a debtor under the Bankruptcy Code, the Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 or any other comparable applicable bankruptcy related law in respect of the Holder's conversion privilege. The Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 or any other comparable applicable bankruptcy related law in respect of the conversion of the Series B Preferred Stock. The Corporation agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362 or any other comparable applicable bankruptcy related law.

      Section 6.3 Fractional Shares

      No fractional Common Shares or scrip representing fractional Common Shares shall be issued upon conversion of the Series B Preferred Stock. Instead of any fractional Common Shares which otherwise would be issuable upon conversion of the Series B Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction.

      Section 6.4 Adjustments to Conversion Price

      For so long as any shares of the Series B Preferred Stock are outstanding, if the Corporation issues and sells pursuant to an exemption from registration under the Securities Act (A) Common Shares at a purchase price that is lower than the Conversion Price on the date of issuance of such Common Shares, (B) warrants or options with an exercise price on the date of issuance thereof that is lower than the Conversion Price for the Holder on such date, except for warrants or options issued pursuant to employee stock option agreements or stock incentive agreements of the Corporation, or (C) convertible, exchangeable or exercisable securities with a right to exchange at lower than the Current Market Price on the date of issuance or conversion, as applicable, of such convertible, exchangeable or exercisable securities, except for stock option agreements or stock incentive agreements, then the Conversion Price shall be reduced to equal the lowest of any such purchase price, exercise price or exchange price, and the number of shares of Common Stock into which the Series B Preferred Stock is convertible pursuant to the second paragraph of Section 6.1 shall be correspondingly adjusted. After such reduction, the Conversion Price shall never exceed the Conversion Price as so reduced, in spite of any subsequent increase in the Market Price.

      Section 6.5 Mandatory Conversion

      (a) On the third anniversary of the date of this Certificate of Designation (the "Mandatory Conversion Date"), the Corporation shall convert all Series B Preferred Stock outstanding, at the Conversion Price utilizing the Stated Value as the value of each share of Series B Preferred Stock, into shares of Common Stock registered for resale in open market transactions on the Registration Statement (as defined in the Registration Rights Agreement), which Registration Statement shall then be effective under the Securities Act; provided that if the Current Market Price of the Common Stock on the Mandatory Conversion Date is below $1.50 (subject to adjustment for any stock split or stock combination to occur after the date hereof), the Company shall redeem all the Series B Preferred Stock then outstanding at a price per share in cash equal to the stated value of each share of Series B Preferred Stock.

      (b) In the event the Company fails to comply with the covenant of the Company specified in Section IV I of the Securities Exchange Agreement, the Company will promptly redeem all outstanding Series B Preferred Stock at a price in cash equal to 125% of the Stated Value thereof.

      Section 6.6 Certain Conversion Limitations

      (a) Notwithstanding anything herein to the contrary, the Holder shall not have the right, and the Corporation shall not have the obligation, to convert all or any portion of the Series B Preferred Stock (and the Corporation shall not have the right to pay dividends on the Series B Preferred Stock in shares of Common Stock) if and to the extent that the issuance to the Holder of shares of Common Stock upon such conversion (or payment of dividends) would result in the Holder being deemed the "beneficial owner" of more than 5% of the then Outstanding shares of Common Stock within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 5% of the then Outstanding shares of Common Stock, then the Corporation shall redeem so many of such Holder's shares (the "Redemption Shares") of Series B Preferred Stock as are necessary to cause such Holder to be deemed the beneficial owner of not more than 5% of the then Outstanding shares of Common Stock. Upon such determination by a court of competent jurisdiction, the Redemption Shares shall immediately and without further action be deemed returned to the status of authorized but unissued shares of Series B Preferred Stock, and the Holder shall have no interest in or rights under such Redemption Shares. Such redemption shall be for cash at a redemption price equal to 125% of the Stated Value of the Redemption Shares. All amounts payable to Holder pursuant to this Section 6.6(a) shall be paid immediately and in no event later than twenty (20) Business Days after the determination that redemption is required pursuant to this Section 6.6(a).

      (b) Notwithstanding anything herein to the contrary, if and to the extent that, on any date (the "Section 16 Determination Date"), the holding by the Holder of shares of the Series B Preferred Stock would result in the Holder's becoming subject to the provisions of Section 16(b) of the Exchange Act in virtue of being deemed the "beneficial owner" of more than 10% of the then Outstanding shares of Common Stock, then the Holder shall not have the right, and the Corporation shall not have the obligation, to convert so many of such Holder's shares of Series B Preferred Stock (the "Section 16 Redemption Shares") as shall cause such Holder to be deemed the beneficial owner of more than 10% of the then Outstanding shares of Common Stock during the period ending 60 days after the Section 16 Determination Date. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 10% of the then Outstanding shares of Common Stock for the purposes of such Section 16(b), then the Corporation shall redeem the Section 16 Redemption Shares. Upon such determination by a court of competent jurisdiction, the Section 16 Redemption Shares shall immediately and without further action be deemed returned to the status of authorized but unissued shares of Series B Preferred Stock, and the Holder shall have no interest in or rights under such Section 16 Redemption Shares. Such redemption shall be for cash at a redemption price equal to 105% of the Stated Value of the Section 16 Redemption Shares. All amounts payable to Holder pursuant to this Section 6.6(b) shall be paid immediately and in no event later than twenty (20) Business Days after the determination that redemption is required pursuant to this Section 6.6(b).

      (c) Unless the Corporation shall have obtained the approval of its voting stockholders to such issuance in accordance with the rules of Nasdaq or any other stock market rules with which the Corporation shall be required to comply, but only to the extent required thereby, the Corporation shall not issue shares of Common Stock upon conversion of any shares of Series B Preferred Stock, if such issuance of Common Stock, when added to the number of shares of Common Stock previously issued by the Corporation upon conversion of shares of the Series B Preferred Stock, would equal or exceed 20% of the number of shares of the Corporation's Common Stock which were issued and Outstanding on the Issue Date (the "Maximum

Issuance Amount"). To the extent that such approval is required, the Corporation agrees to use its best efforts to take all action to obtain such stockholder approval as soon as possible. In the event that a properly executed Conversion Notice is received by the Corporation which would require the Corporation to issue shares of Common Stock equal to or in excess of the Maximum Issuance Amount, the Corporation shall honor such conversion request by (a) converting the number of shares of Series B Preferred Stock stated in the Conversion Notice which is not in excess of the Maximum Issuance Amount and (b) redeeming the remaining number of shares of Series B Preferred Stock stated in the Conversion Notice in cash at a price equal to 125% of the Stated Value thereof, on the total number of shares stated in the Conversion Notice; ; provided, however, that the Corporation shall not be required to redeem the remaining shares pursuant to clause (b) for a 60 day period so long as during such 60-day period the Corporation is continuously using its best efforts to obtain the necessary stockholder approval; provided, further, however, that if the Corporation is unable to obtain the necessary stockholder approval during such 60-day period as a result of a delay of obtaining the approval of the SEC for the relevant proxy, such 60-day period shall be extended by 30-days. All amounts payable to Holder pursuant to this Section 6.6(c) shall be paid immediately and, in no event later than twenty (20) Business Days after the delivery of the Conversion Notice pursuant to the previous sentence.

      Section 6.7 Injunction

      In the event a Holder shall elect to convert any Series B Preferred Stock, the Corporation shall not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of any Series B Preferred Stock shall have been sought and obtained. The Corporation shall have two (2) Business Days after the Corporation's receipt of a Conversion Notice pursuant to
Section 6.2(a) to notify the Holder in writing of its intent to seek an injunction from a court (the "Injunction Notice"). In the event the Holder shall not have received the Injunction Notice within such two Business Day period, the Corporation shall promptly honor such Conversion Notice in accordance with
Section 6.2(a). Immediately following the Holder's receipt of the Injunction Notice, the five (5) Business Day time period for conversion of the Series B Preferred Stock in Section 6.2(a) shall be extended until the earlier to occur of (i) the date on which a court of competent jurisdiction grants a final, non-appealable permanent injunction on the applicable conversion, (ii) the date on which a court of competent jurisdiction dismisses the Corporation's action seeking a temporary or permanent injunction on the applicable conversion and such dismissal is final and non-appealable, and (iii) the date which is four (4) weeks from the date the Holder received the Injunction Notice. The provisions of this Certificate of Designation, including, but not limited to, the provisions of this Section 6.7, shall not in any way affect the rights of the Holder under
Section 6.2(b).

                                    ARTICLE 7
                                  VOTING RIGHTS

      The Holders of the Series B Preferred Stock have no voting power, except as otherwise provided by the Business Corporation of Law of New York (the "BCL"), in this Article 7, and in Article 8 below.

      Notwithstanding the above, the Corporation shall provide each Holder of Series B Preferred Stock with prior notification of any meeting of the shareholders (and copies of all proxy materials and other information sent to shareholders). In the event of any taking by the Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice thereof to each Holder at least 30 days prior to the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, together with a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

      To the extent that under the BCL the vote of the Holders of the Series B Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the Holders of at least a majority of the outstanding shares of Series B Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the outstanding shares of Series B Preferred Stock (except as otherwise may be required under the BCL shall constitute the approval of such action by the class. To the extent that under the BCL, holders of the Series B Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated. Holders of the Series B Preferred Stock shall be entitled to notice of all shareholder meetings or written consents (and copies of all proxy materials and other information sent to shareholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's bylaws and the BCL

                                    ARTICLE 8
                              PROTECTIVE PROVISIONS

      So long as shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided in the DGCL) of the Holders of at least a 80% of the then outstanding shares of Series B Preferred Stock:

      (a) alter or change the rights, preferences or privileges of the Series B Preferred Stock;

      (b) create any new class or series of capital stock having a preference over the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation ("Senior Securities") or alter or change the rights, preferences or privileges of any Senior Securities so as to affect adversely the Series B Preferred Stock;

      (c) increase the authorized number of shares of Series B Preferred Stock;
or

      (d) do any act or thing not authorized or contemplated by this Certificate of Designation which would result in taxation of the Holders of shares of the Series B Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code of 1986, as hereafter from time to time amended).

      In the event Holders of least a majority of the then outstanding shares of Series B Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series Preferred Stock, pursuant to subsection (a) above, so as to affect the Series B Preferred Stock, then the Corporation will deliver notice of such approved change to the Holders of the Series Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of 30 days to convert pursuant to the terms of this Certificate of Designation as in effect prior to such alteration or change or to continue to hold their shares of Series B Preferred Stock.

      Notwithstanding anything to the contrary herein, if at any time the Corporation shall "spin-off" certain of its assets or businesses by transferring, directly or indirectly, such assets or businesses to a Subsidiary of the Corporation ("Spinco") and making a dividend (the "Spin-off Dividend") to the Corporation's stockholders of the shares of capital stock of Spinco, then prior to making the Spin-off

Dividend, the Corporation shall cause Spinco to issue to each Holder that number of shares of preferred stock of Spinco with substantially identical rights, preferences, privileges, powers, restrictions and other terms as the Series B Preferred Stock equal to the number of shares of Series B Preferred Shares held by such Holder immediately prior to the Spin-off Dividend.


                                    ARTICLE 9
                                  MISCELLANEOUS

      Section 9.1 Loss, Theft, Destruction of Preferred Stock

      Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series B Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series B Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series B Preferred Stock, new shares of Series B Preferred Stock of like tenor. The Series B Preferred Stock shall be held and owned upon the express condition that the provisions of this Section 9.1 are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series B Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

      Section 9.2 Who Deemed Absolute Owner

      The Corporation may deem the Person in whose name the Series B Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series B Preferred Stock for the purpose of receiving payment of dividends on the Series B Preferred Stock, for the conversion of the Series B Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series B Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

      Section 9.3 Fundamental Corporate Change

      In the case of the occurrence of any Fundamental Corporate Change described in Section 5(b), the Corporation shall cause to be mailed to the Holder of the Series B Preferred Stock at its last address as it appears in the Corporation's security registry, at least 20 days prior to the applicable record, effective or expiration date specified in connection therewith (or, if such 20 days notice is not possible, at the earliest possible date prior to any such record, effective or expiration date), a notice stating (x) the date on which a record is to be taken for the purpose of such corporate action, or if a record is not to be taken, the date as of which the Holders of record of Series B Preferred Stock to be entitled to any dividend, distribution, issuance or granting of rights, options or warrants are to be determined or the date on which such Fundamental Corporate Change is expected to become effective, and (y) the date as of which it is expected that Holders of record of Series B Preferred Stock will be entitled to exchange their shares for securities, cash or other property deliverable upon such Fundamental Corporate Change.

      Section 9.4 Register

      The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series B Preferred Stock. Upon any transfer of the Series B Preferred Stock in accordance with the provisions hereof, the Corporation shall register such transfer on the register of Series B Preferred Stock.

      Section 9.5 Withholding

      To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series B Preferred Stock.

      Section 9.6 Headings

      The headings of the Articles and Sections of this Certificate of Designation are inserted for convenience only and do not constitute a part of this Certificate of Designation.

      Section 9.7 Severability

      If any provision of this Certificate of Designation, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (ii) the remainder of this Certificate of Designation and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

      Section 9.8 Specific Enforcement, Consent to Jurisdiction

      The Corporation and Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Certificate were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Certificate and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Each of the Corporation and Holder hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                            [SIGNATURE PAGE FOLLOWS.]

            IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its duly authorized officers on January 22, 2002.


                                              CHELL GROUP CORP.


                                              By:/s/ Cameron Chell
                                                 -------------------------------
                                              Name:
                                              Title:


                                              By:/s/ Don Pagnutti
                                                 -------------------------------
                                              Name:
                                              Title:

                                                                         ANNEX I

                            FORM OF CONVERSION NOTICE

      TO: Chell Group Corporation

      The undersigned owner of this Series B 0% Convertible Preferred Stock (the "Series B Preferred Stock") issued by Chell Group Corporation (the "Corporation") hereby irrevocably exercises its option to convert __________ shares of the Series B Preferred Stock into shares of the common stock, par value $_____$.01 per share ("Common Stock"), of the Corporation in accordance with the terms of the Certificate of Designation. The undersigned hereby instructs the Corporation to convert the number of shares of the Series __B Preferred Stock specified above into Shares of Common Stock Issued at Conversion in accordance with the provisions of Article 6 of the Certificate of Designation. The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion and the recertificated Series B Preferred Stock, if any, not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Certificate of Designation. So long as the Series B Preferred Stock shall have been surrendered for conversion hereby, the conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Series B Preferred Stock shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time: _______________________________


                                                         -----------------------
                                                         Signature



Fill in for registration of Series B Preferred Stock:

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